UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

International Growth Fund

Annual report 2/28/18 (and one month 3/31/18)

A message to shareholders

Dear shareholder,

The markets spent much of 2017 on an upward trajectory, fueled by broad-based expansion of economic growth, supportive monetary policy, and benign inflation. Global equities rose throughout most of the period and outperformed U.S. equities. As the global economy continued to gain momentum, central banks began to normalize their long-standing accommodative monetary policies with the U.S. Federal Reserve leading this charge.

However, two significant developments materialized in early 2018 that bear watching. The first was a pronounced and sudden correction in most international equity indexes, with stocks selling off 10% from their peaks before stabilizing. The second is that the growth prospects in developed international markets, which had been quite promising, cooled. While many indicators remain positive, the likelihood of continued volatility remains higher now than a year ago.

While the global equity markets delivered positive results for the overall period, it's important for investors to be cognizant of the downside risks. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
International Growth Fund

Table of contents

2	Your fund at a glance
6	Discussion of fund performance
11	A look at performance
15	Your expenses
18	Fund's investments
26	Financial statements
30	Financial highlights
39	Notes to financial statements
49	Report of independent registered public accounting firm
50	Tax information
51	Trustees and Officers
55	More information

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high total return primarily through capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       2

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/18 (%)

The MSCI AC World ex-USA Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       3

PERFORMANCE HIGHLIGHTS

A strong economic climate supported equities

Most developed-market stocks outside the United States posted strong gains as economic conditions strengthened in key markets, although market volatility increased substantially toward the end of the period as some economies showed signs of slowing.

The fund outperformed relative to the benchmark

The fund posted a positive overall return, outperforming its benchmark, the MSCI AC World ex-USA Growth Index, as a result of a positive impact from stock selection and sector allocation effects.

An overweight in information technology was a positive factor

In the information technology sector, an overweight position and security selection contributed significantly to relative performance.

SECTOR COMPOSITION AS OF 3/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       4

SECTOR COMPOSITION AS OF 2/28/18 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Growth stocks may be subject to greater price fluctuations because their prices tend to place greater emphasis on earnings expectations. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. A fund focused in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       5

Discussion of fund performance

An interview with Portfolio Manager John A. Boselli, CFA, Wellington Management Company LLP

John A. Boselli, CFA
Portfolio Manager
Wellington Management Company LLP

Why does this discussion cover two periods?

The fund has changed its fiscal year for reporting purposes, moving from a period ending at the close of February each year to a schedule concluding at the close of March. This discussion covers a 12-month period plus an additional one-month period.

Can you describe the market environment during the period and the factors that drove the return for the fund's benchmark, the MSCI AC World ex-USA Growth Index?

Global equities rose throughout most of the period, as measured by the benchmark, and they outperformed U.S. equities, as measured by the broad-based S&P 500 Index. During the second and third quarters of calendar year 2017, broad-based expansion of economic growth, supportive monetary policy, and benign inflation helped drive equity markets higher. In September, eurozone business confidence reached the highest level in a decade, supported by solid employment and manufacturing growth and a reacceleration in the services sector. The U.S. economy continued on an upward trajectory, and signs of rising inflation increased investors' expectations of further monetary policy tightening.

As the global economy continued to gain momentum, central banks began to normalize their long-standing accommodative monetary policies. During the fourth quarter of the calendar year, political concerns dominated headlines globally, while economic data across most major economies remained largely positive. The U.S. Federal Reserve raised the benchmark federal funds rate four times during the period. In January 2018, the U.S. House of Representatives passed a short-term spending bill to reopen the government after a three-day shutdown, and U.S. companies began to respond to new tax laws. In February, the index posted its first monthly loss since November 2016. A sharp correction in global markets, accompanied by a spike in volatility, appeared to be triggered by an accumulation of data that reflected a shift in investors' perceptions about future market risks, notably inflation.

As the first quarter of calendar year 2018 came to a close, global equities declined for the second consecutive month. Concerns about a potential trade war between the U.S. and China intensified

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       6

"At the sector level, our stock selection was strongest in information technology, industrials, consumer discretionary, and financials; selection was weaker in consumer staples, healthcare, and materials."
after U.S. President Donald Trump announced proposals to impose tariffs on Chinese imports and place tighter restrictions on acquisitions and technology transfers. As expected, the European Central Bank left interest rates unchanged but signaled that it will begin to normalize monetary policy. Tensions in Asia appeared to ease after North Korea's leader, Kim Jong Un, agreed to meet with U.S. officials. In a milestone development, the United Kingdom reached a joint agreement with the European Union on the legal terms of a Brexit transition deal.

TOP 10 HOLDINGS AS OF 3/31/18 (%)

Tencent Holdings, Ltd.	3.9
Alibaba Group Holding, Ltd., ADR	3.3
Taiwan Semiconductor Manufacturing Company, Ltd.	3.2
Samsung Electronics Company, Ltd.	2.7
Unilever NV	2.5
Airbus SE	2.3
LVMH Moet Hennessy Louis Vuitton SE	2.1
Safran SA	2.1
ASML Holding NV	2.1
Keyence Corp.	2.0
TOTAL	26.2
As a percentage of net assets.
Cash and cash equivalents are not included.

TOP 10 HOLDINGS AS OF 2/28/18 (%)

Tencent Holdings, Ltd.	4.0
Alibaba Group Holding, Ltd., ADR	3.3
Taiwan Semiconductor Manufacturing Company, Ltd.	3.1
Samsung Electronics Company, Ltd.	2.5
Airbus SE	2.4
Unilever NV	2.3
Safran SA	2.2
British American Tobacco PLC	2.1
LVMH Moet Hennessy Louis Vuitton SE	2.1
ASML Holding NV	2.0
TOTAL	26.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       7

"From a sector perspective, information technology remained a large overweight, as we believe these companies provide the best combination of growth and valuation upside potential in our stock-ranking process."

The fund outperformed relative to its benchmark. What key factors had the most significant impact on this result?

Relative outperformance was driven by both strong stock selection and allocation effects. At the sector level, stock selection was strongest in information technology, industrials, consumer discretionary, and financials; selection was weaker in consumer staples, healthcare, and materials. Sector allocation also contributed to relative performance, driven by the fund's overweight in information technology, its lack of exposure to the energy sector, and its underweight in healthcare. Energy and healthcare

TOP 10 COUNTRIES AS OF 3/31/18 (%)

China	12.7
United Kingdom	12.4
France	12.1
Japan	8.4
Switzerland	8.0
Netherlands	6.0
Hong Kong	5.1
United States	4.8
Australia	3.8
India	3.8
TOTAL	77.1
As a percentage of net assets.
Cash and cash equivalents are not included.

TOP 10 COUNTRIES AS OF 2/28/18 (%)

United Kingdom	14.3
China	14.1
France	12.1
Japan	8.7
Switzerland	8.1
United States	5.3
Netherlands	4.5
Australia	4.1
India	3.7
Ireland	3.5
TOTAL	78.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       8

underperformed the broader market, so the fund's underweights in those sectors had a positive impact on relative performance.

Which positions had the biggest positive impact on the fund's relative results?

The top contributor was Tencent Holdings, Ltd., a China-based internet media company. Its shares outperformed as the company's revenue growth accelerated in 2017, exceeding analysts' estimates. Tencent continued to rank highly in our process, as we viewed the stock as having a combination of high organic revenue growth, high free cash flow margins, and high valuation upside to our estimate of fair value.

Other positions that significantly contributed to relative performance were Alibaba Group Holding, Ltd., a China-based internet and e-commerce company, and Nexon Company, Ltd., a Japanese developer of online and mobile games.

Which equity positions had the biggest negative impact on the fund's performance?

The most significant detractor was the fund's position in Allergan PLC, a multinational pharmaceutical company producing branded and generic drugs headquartered in Ireland. While Allergan reported strong earnings, its stock declined due to investor concerns over competitive pressures for some of its key products. We sold the fund's position in Allergan. Another key detractor was British American Tobacco PLC, a U.K.-based multinational manufacturer and distributor of tobacco products. Its shares came under pressure after the company reported weaker-than-expected revenue growth. We sold the fund's position in British American, as a structural shift toward next-generation products was negatively impacting competitive dynamics across the industry. A position in China-based internet technology company NetEase, Inc. also had a negative impact. We sold the position, as earnings revisions turned negative.

How was the fund positioned at the end of the period?

From a sector perspective, information technology remained a large overweight, as we believe these companies provide the best combination of growth and valuation upside potential in our stock-ranking process. In financials, the fund also had an overweight position, as banks and insurers were benefiting from a strong economic cycle and more favorable regulatory environment. The fund remained underweight in consumer staples and healthcare, which had less attractive valuation upside potential in our view, and in energy and materials as these sectors are often too capital intensive to rank attractively for quality.

From a geographic perspective, the fund was overweight in emerging markets—particularly China and India—and in continental Europe, where we see the potential for strong economic growth. In China, we see long-term secular tailwinds for domestically oriented companies, which we believe

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       9

benefit from China's emerging middle class and growing services economy. In Taiwan and South Korea, the fund held positions in exporters exposed to accelerating demand globally, including certain semiconductor companies. The fund was underweight in Japan, as the stocks of high quality growth companies in Japan tended to be relatively expensive, in our view, with a lower relative rank in our process.

MANAGED BY

John A. Boselli, CFA On the fund since 2014 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       10

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	20.46	9.45	5.42	57.07	69.53
Class B	20.94	9.50	5.18	57.44	65.69
Class C	24.96	9.79	5.18	59.51	65.70
Class I1	27.24	10.95	6.36	68.16	85.24
Class R2[1,2]	26.73	10.51	5.93	64.83	77.86
Class R4[1,2]	27.04	10.67	6.00	66.03	79.16
Class R6[1,2]	27.38	10.88	6.10	67.59	80.84
Class 1[1]	27.28	11.03	6.42	68.70	86.27
Class NAV[1,2]	27.33	10.84	6.08	67.30	80.52
Index 1†	20.32	7.23	3.61	41.77	42.60
Index 2†	15.32	6.98	3.23	40.13	37.37

TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	24.82	9.88	5.37	60.14	68.71
Class B	25.49	9.92	5.13	60.49	64.92
Class C	29.51	10.22	5.13	62.64	64.92
Class I1	31.82	11.37	6.31	71.34	84.35
Class R2[1,2]	31.23	10.93	5.87	67.95	76.92
Class R4[1,2]	31.60	11.10	5.95	69.24	78.28
Class R6[1,2]	31.91	11.29	6.04	70.71	79.83
Class 1[1]	31.86	11.45	6.37	71.98	85.37
Class NAV[1,2]	31.91	11.26	6.03	70.47	79.58
Index 1†	25.46	7.67	3.48	44.70	40.74
Index 2†	20.69	7.54	3.30	43.81	38.35

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       11

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until June 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6	Class 1	Class NAV
Gross (%)	1.33	2.03	2.03	1.02	1.43	1.28	0.93	0.96	0.91
Net (%)	1.33	2.03	2.03	1.02	1.43	1.18	0.93	0.96	0.91

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI AC World ex-USA Growth Index; Index 2 is the MSCI EAFE Index.

See page 13 for footnotes.

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This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	3-31-08	16,569	16,569	14,260	13,737
Class C3	3-31-08	16,570	16,570	14,260	13,737
Class I1	3-31-08	18,524	18,524	14,260	13,737
Class R2[1,2]	3-31-08	17,786	17,786	14,260	13,737
Class R4[1,2]	3-31-08	17,916	17,916	14,260	13,737
Class R6[1,2]	3-31-08	18,084	18,084	14,260	13,737
Class 1[1]	3-31-08	18,627	18,627	14,260	13,737
Class NAV[1,2]	3-31-08	18,052	18,052	14,260	13,737

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       13

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	2-29-08	16,492	16,492	14,074	13,835
Class C3	2-29-08	16,492	16,492	14,074	13,835
Class I1	2-29-08	18,435	18,435	14,074	13,835
Class R2[1,2]	2-29-08	18,537	18,537	14,074	13,835
Class R4[1,2]	2-29-08	17,692	17,692	14,074	13,835
Class R6[1,2]	2-29-08	17,828	17,828	14,074	13,835
Class 1[1]	2-29-08	17,983	17,983	14,074	13,835
Class NAV[1,2]	2-29-08	17,958	17,958	14,074	13,835

The MSCI AC World ex-USA Growth Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Class NAV shares were first offered on 6-2-15. The returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       14

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the tables on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2017 and September 1, 2017, with the same investment held until March 31, 2018 and February 28, 2018, respectively.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2018 and February 28, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the tables on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2017 and September 1, 2017, with the same investment held until March 31, 2018 and February 28, 2018, respectively. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       15

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2017	Ending value on 3-31-2018	Expenses paid during period ended 3-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,078.30	$6.63	1.28%
	Hypothetical example for comparison purposes	1,000.00	1,018.50	6.44	1.28%
Class B	Actual expenses/actual returns	1,000.00	1,074.30	10.24	1.98%
	Hypothetical example for comparison purposes	1,000.00	1,015.10	9.95	1.98%
Class C	Actual expenses/actual returns	1,000.00	1,074.40	10.24	1.98%
	Hypothetical example for comparison purposes	1,000.00	1,015.10	9.95	1.98%
Class I	Actual expenses/actual returns	1,000.00	1,080.10	5.13	0.99%
	Hypothetical example for comparison purposes	1,000.00	1,020.00	4.99	0.99%
Class R2	Actual expenses/actual returns	1,000.00	1,078.10	7.15	1.38%
	Hypothetical example for comparison purposes	1,000.00	1,018.10	6.94	1.38%
Class R4	Actual expenses/actual returns	1,000.00	1,079.20	5.91	1.14%
	Hypothetical example for comparison purposes	1,000.00	1,019.20	5.74	1.14%
Class R6	Actual expenses/actual returns	1,000.00	1,080.60	4.56	0.88%
	Hypothetical example for comparison purposes	1,000.00	1,020.50	4.43	0.88%
Class 1	Actual expenses/actual returns	1,000.00	1,080.40	4.77	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.63	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	1,080.40	4.51	0.87%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.38	0.87%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half period).

		Account value on 9-1-2017	Ending value on 2-28-2018	Expenses paid during period ended 2-28-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,093.90	$6.65	1.28%
	Hypothetical example for comparison purposes	1,000.00	1,018.40	6.41	1.28%
Class B	Actual expenses/actual returns	1,000.00	1,090.00	10.26	1.98%
	Hypothetical example for comparison purposes	1,000.00	1,015.00	9.89	1.98%
Class C	Actual expenses/actual returns	1,000.00	1,090.20	10.26	1.98%
	Hypothetical example for comparison purposes	1,000.00	1,015.00	9.89	1.98%
Class I	Actual expenses/actual returns	1,000.00	1,095.70	5.09	0.98%
	Hypothetical example for comparison purposes	1,000.00	1,019.90	4.91	0.98%
Class R2	Actual expenses/actual returns	1,000.00	1,092.80	7.26	1.40%
	Hypothetical example for comparison purposes	1,000.00	1,017.90	7.00	1.40%
Class R4	Actual expenses/actual returns	1,000.00	1,094.70	5.92	1.14%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	5.71	1.14%
Class R6	Actual expenses/actual returns	1,000.00	1,095.80	4.68	0.90%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.51	0.90%
Class 1	Actual expenses/actual returns	1,000.00	1,095.60	4.78	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.61	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	1,096.00	4.52	0.87%
	Hypothetical example for comparison purposes	1,000.00	1,020.50	4.36	0.87%

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       16

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       17

Fund’s investments
AS OF 3-31-18
	Shares	Value
Common stocks 96.9%		$9,578,369,448
(Cost $8,052,402,661)
Australia 3.8%		371,323,078
Aristocrat Leisure, Ltd.	5,839,063	109,018,317
Qantas Airways, Ltd.	23,543,036	106,215,531
Treasury Wine Estates, Ltd.	11,946,917	156,089,230
Brazil 1.5%		148,255,656
Ambev SA	20,334,800	148,255,656
Canada 1.0%		101,124,001
Magna International, Inc.	1,795,275	101,124,001
China 12.7%		1,259,748,523
Alibaba Group Holding, Ltd., ADR (A)	1,757,397	322,552,648
New Oriental Education & Technology Group, Inc., ADR	1,209,642	106,025,121
Ping An Insurance Group Company of China, Ltd., H Shares	10,379,827	107,023,051
Sunny Optical Technology Group Company, Ltd.	6,740,850	126,487,371
TAL Education Group, ADR	2,901,297	107,609,106
Tencent Holdings, Ltd.	7,258,924	389,655,916
Weibo Corp., ADR (A)(B)	839,847	100,395,310
Denmark 1.1%		105,109,453
DSV A/S	1,331,370	105,109,453
France 12.1%		1,192,165,011
Airbus SE	1,970,202	228,066,351
Alstom SA	3,085,631	139,169,661
Edenred	4,163,838	144,829,067
Kering SA	300,755	144,247,428
Legrand SA	1,569,052	123,109,042
LVMH Moet Hennessy Louis Vuitton SE	673,433	207,534,221
Safran SA	1,933,569	205,209,241
Germany 1.2%		121,810,217
United Internet AG	1,933,167	121,810,217
Hong Kong 5.1%		499,094,036
AIA Group, Ltd.	22,665,000	193,755,796
Melco Resorts & Entertainment, Ltd., ADR	5,665,209	164,177,757
Sino Biopharmaceutical, Ltd.	71,028,000	141,160,483
India 3.8%		371,205,982
HDFC Bank, Ltd.	3,772,733	112,170,111
IndusInd Bank, Ltd.	4,904,592	136,307,670
Maruti Suzuki India, Ltd.	899,038	122,728,201
Indonesia 1.2%		123,239,457
Bank Central Asia Tbk PT	72,545,567	123,239,457
18	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Ireland 3.6%		$359,380,813
Accenture PLC, Class A	800,381	122,858,484
ICON PLC (A)	1,188,851	140,450,857
Medtronic PLC	1,197,600	96,071,472
Italy 1.2%		118,356,659
Moncler SpA	3,109,881	118,356,659
Japan 8.4%		829,045,752
Keyence Corp.	320,108	199,958,061
Nexon Company, Ltd. (A)	10,173,200	172,473,253
SMC Corp.	385,070	156,646,123
Sony Corp.	3,349,300	164,786,606
Tokyo Electron, Ltd.	730,747	135,181,709
Luxembourg 1.0%		94,239,934
B&M European Value Retail SA	17,168,010	94,239,934
Netherlands 6.0%		589,969,668
ASML Holding NV	1,024,161	203,084,801
ING Groep NV	6,589,668	111,202,133
Koninklijke Philips NV	3,492,549	133,736,871
Wolters Kluwer NV	2,668,911	141,945,863
Norway 1.1%		109,627,976
DNB ASA	5,565,653	109,627,976
Singapore 1.5%		148,678,118
DBS Group Holdings, Ltd.	7,038,900	148,678,118
South Korea 2.7%		264,447,057
Samsung Electronics Company, Ltd.	113,182	264,447,057
Sweden 1.2%		122,486,585
Atlas Copco AB, A Shares	2,820,205	122,486,585
Switzerland 8.0%		794,843,747
ABB, Ltd.	5,514,004	131,113,093
Cie Financiere Richemont SA	1,539,517	138,343,871
Julius Baer Group, Ltd. (A)	2,446,435	150,557,261
Partners Group Holding AG	194,708	144,887,005
Temenos Group AG (A)	833,418	99,934,573
UBS Group AG (A)	7,378,880	130,007,944
Taiwan 3.2%		315,887,742
Taiwan Semiconductor Manufacturing Company, Ltd.	37,294,008	315,887,742
United Kingdom 12.4%		1,230,104,983
Aon PLC	794,571	111,502,148
AstraZeneca PLC	2,155,301	148,157,718
Compass Group PLC	6,069,068	123,923,724
Diageo PLC	5,048,075	170,724,046
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	19

	Shares	Value
United Kingdom (continued)
IHS Markit, Ltd. (A)	3,028,415	$146,090,740
Prudential PLC	7,239,730	180,910,888
Rio Tinto PLC	2,061,226	104,594,713
Unilever NV	4,326,315	244,201,006
United States 3.1%		308,225,000
Amdocs, Ltd.	1,675,088	111,761,871
Broadcom, Ltd.	433,155	102,072,976

Sensata Technologies Holding PLC (A)	1,821,149	94,390,153
Preferred securities 1.5%		$148,474,102
(Cost $136,472,417)
Brazil 1.5%		148,474,102
Itau Unibanco Holding SA	9,553,300	148,474,102

	Yield (%)	Shares	Value
Securities lending collateral 0.4%			$35,549,634
(Cost $35,554,023)
John Hancock Collateral Trust (C)	1.8276(D)	3,554,324	35,549,634

	Par value^	Value
Short-term investments 1.4%		$138,700,000
(Cost $138,700,000)
Repurchase agreement 1.4%		138,700,000
Bank of America Corp. dated 3-29-18 at 1.800% to be repurchased at $59,011,800 on 4-2-18, collateralized by $59,975,019 Government National Mortgage Association, 4.000% - 4.500% due 8-20-44 to 10-20-44 (valued at $60,180,000, including interest)	59,000,000	59,000,000
Societe Generale dated 3-29-18 at 1.760% to be repurchased at $79,715,586 on 4-2-18, collateralized by $39,760,683 Federal Home Loan Mortgage Corp., 1.400% - 4.000% due 8-28-19 to 7-1-47 (valued at $39,607,934, including interest), $15,149,214 Federal National Mortgage Association, 1.000% - 3.185% due 4-30-18 to 7-1-35 (valued at $15,202,682, including interest), $200 U.S. Treasury Bills, 0.000% due 8-16-18 (valued at $199, including interest), $1,943,900 U.S. Treasury Bonds, 4.625% due 2-15-40 (valued at $2,482,975, including interest), $8,196,000 U.S. Treasury Notes, 0.750% due 8-31-18 (valued at $8,160,520, including interest), and $15,795,000 Federal Home Loan Bank, 3.000% due 9-11-26 (valued at $15,839,700, including interest)	79,700,000	79,700,000
Total investments (Cost $8,363,129,101) 100.2%		$9,901,093,184
Other assets and liabilities, net (0.2%)		(16,894,143)
Total net assets 100.0%		$9,884,199,041

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
20	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 3-31-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-18.
At 3-31-18, the aggregate cost of investments for federal income tax purposes was $8,367,392,663. Net unrealized appreciation aggregated to $1,533,700,521, of which $1,587,329,786 related to gross unrealized appreciation and $53,629,265 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	21

Fund’s investments
AS OF 2-28-18
	Shares	Value
Common stocks 96.4%		$9,207,799,346
(Cost $7,684,610,219)
Australia 4.1%		387,480,080
Aristocrat Leisure, Ltd.	5,471,096	104,007,031
Qantas Airways, Ltd.	22,669,985	103,192,074
Treasury Wine Estates, Ltd.	13,345,693	180,280,975
Brazil 1.4%		129,991,684
Ambev SA	19,185,000	129,991,684
Canada 1.0%		92,964,058
Magna International, Inc.	1,689,681	92,964,058
China 14.1%		1,348,051,900
Alibaba Group Holding, Ltd., ADR (A)	1,704,122	317,205,270
New Oriental Education & Technology Group, Inc., ADR	1,514,575	138,417,009
Ping An Insurance Group Company of China, Ltd., H Shares	15,720,827	165,592,271
Sunny Optical Technology Group Company, Ltd.	7,446,050	121,787,479
TAL Education Group, ADR	3,318,654	125,312,375
Tencent Holdings, Ltd.	7,020,724	384,093,426
Weibo Corp., ADR (A)(B)	744,196	95,644,070
Denmark 1.1%		101,150,916
DSV A/S	1,291,441	101,150,916
France 12.1%		1,155,397,185
Airbus SE	1,930,387	231,063,173
Alstom SA	2,891,191	121,705,518
Edenred	3,985,711	139,842,521
Kering SA	300,755	141,135,446
Legrand SA	1,470,184	115,260,009
LVMH Moet Hennessy Louis Vuitton SE	659,824	197,351,916
Safran SA	1,894,494	209,038,602
Germany 1.3%		122,788,107
United Internet AG	1,811,350	122,788,107
Hong Kong 2.9%		278,966,188
Melco Resorts & Entertainment, Ltd., ADR	5,550,722	152,367,319
Sino Biopharmaceutical, Ltd.	67,566,000	126,598,869
India 3.7%		350,847,752
HDFC Bank, Ltd.	3,772,733	110,975,249
IndusInd Bank, Ltd.	4,759,677	122,044,634
Maruti Suzuki India, Ltd.	871,206	117,827,869
Indonesia 1.2%		114,398,700
Bank Central Asia Tbk PT	67,974,667	114,398,700
22	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Ireland 3.5%		$333,089,885
Accenture PLC, Class A	749,949	120,749,288
ICON PLC (A)	1,121,630	127,091,895
Medtronic PLC	1,067,076	85,248,702
Italy 1.1%		100,964,604
Moncler SpA	2,909,306	100,964,604
Japan 8.7%		831,995,568
Keyence Corp.	313,608	189,921,182
Nexon Company, Ltd. (A)	4,983,800	179,578,481
SMC Corp.	377,270	157,237,456
Sony Corp.	3,281,600	165,360,351
Tokyo Electron, Ltd.	715,947	139,898,098
Luxembourg 1.0%		93,526,865
B&M European Value Retail SA	16,531,366	93,526,865
Netherlands 4.5%		432,567,025
ASML Holding NV	1,003,464	195,699,714
ING Groep NV	6,174,399	108,348,546
Wolters Kluwer NV	2,537,186	128,518,765
Norway 1.0%		99,983,608
DNB ASA	5,097,215	99,983,608
Singapore 1.5%		148,215,559
DBS Group Holdings, Ltd.	6,896,700	148,215,559
South Korea 2.5%		240,982,492
Samsung Electronics Company, Ltd.	110,895	240,982,492
Sweden 1.2%		112,403,712
Atlas Copco AB, A Shares	2,642,479	112,403,712
Switzerland 8.1%		773,394,116
ABB, Ltd.	4,976,929	120,435,496
Cie Financiere Richemont SA	1,484,162	130,146,987
Julius Baer Group, Ltd. (A)	2,396,996	155,692,158
Partners Group Holding AG	194,708	141,120,758
Temenos Group AG (A)	784,398	91,197,411
UBS Group AG (A)	7,113,570	134,801,306
Taiwan 3.1%		300,407,563
Taiwan Semiconductor Manufacturing Company, Ltd.	36,178,008	300,407,563
United Kingdom 14.3%		1,366,671,251
Aon PLC	744,497	104,467,819
AstraZeneca PLC	2,076,060	135,883,697
British American Tobacco PLC	3,419,578	201,833,341
Compass Group PLC	5,702,266	121,146,613
Diageo PLC	4,720,759	160,179,140
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	23

	Shares	Value
United Kingdom (continued)
IHS Markit, Ltd. (A)	2,919,492	$137,362,099
Prudential PLC	7,093,424	177,741,527
Rio Tinto PLC	2,061,226	110,492,251
Unilever NV	4,157,054	217,564,764
United States 3.0%		291,560,528
Amdocs, Ltd.	1,534,097	100,928,242
Broadcom, Ltd.	405,861	100,028,502

Sensata Technologies Holding NV (A)	1,714,033	90,603,784
Preferred securities 1.5%		$145,236,033
(Cost $133,346,659)
Brazil 1.5%		145,236,033
Itau Unibanco Holding SA	9,360,200	145,236,033

	Yield (%)	Shares	Value
Securities lending collateral 0.1%			$13,691,573
(Cost $13,691,973)
John Hancock Collateral Trust (C)	1.5822(D)	1,368,718	13,691,573

	Par value^	Value
Short-term investments 1.6%		$147,700,000
(Cost $147,700,000)
Repurchase agreement 1.6%		147,700,000
Repurchase Agreement with Bank of America Corp. dated 2-28-18 at 1.390% to be repurchased at $68,402,641 on 3-1-18, collateralized by $67,445,188 Government National Mortgage Association, 3.500% - 6.000% due 10-15-36 to 1-20-48 (valued at $69,768,001, including interest)	68,400,000	68,400,000
Repurchase Agreement with Societe Generale dated 2-28-18 at 1.360% to be repurchased at $79,302,996 on 3-1-18, collateralized by $11,859,869 Federal Home Loan Mortgage Corp., 1.250% - 5.967% due 8-28-19 to 7-1-47 (valued at $12,236,664, including interest), $19,455,599 Federal National Mortgage Association, 3.000% - 4.000% due 11-1-25 to 4-1-47 (valued at $19,248,951, including interest), $2,998,998 Government National Mortgage Association, 2.625% - 4.500% due 5-20-28 to 4-20-47 (valued at $3,022,067, including interest), $7,717,600 U.S. Treasury Bonds, 3.125% due 8-15-44 (valued at $7,663,555, including interest), $40,289,100 U.S. Treasury Notes, 1.500% - 1.875% due 1-31-22 to 8-15-22 (valued at $38,704,729, including interest), and $10,000 Federal Home Loan Bank, 3.000% due 9-11-26 (valued at $10,055, including interest)	79,300,000	79,300,000
Total investments (Cost $7,979,348,851) 99.6%		$9,514,426,952
Other assets and liabilities, net 0.4%		36,016,307
Total net assets 100.0%		$9,550,443,259

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
24	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 2-28-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 2-28-18.
At 2-28-18, the aggregate cost of investments for federal income tax purposes was $7,982,791,717. Net unrealized appreciation aggregated to $1,531,635,235, of which $1,587,736,949 related to gross unrealized appreciation and $56,101,714 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	25

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES

	3-31-18[1]	2-28-18
Assets
Unaffiliated investments, at value	$9,865,543,550	$9,500,735,379
Affiliated investments, at value	35,549,634	13,691,573
Total investments, at value	9,901,093,184	9,514,426,952
Cash	6,232	15,168
Foreign currency, at value	1,555,160	7,427,276
Receivable for fund shares sold	25,926,525	59,435,959
Dividends and interest receivable	17,285,924	15,962,127
Receivable for securities lending income	17,351	37,306
Other receivables and prepaid expenses	500,621	462,613
Total assets	9,946,384,997	9,597,767,401
Liabilities
Payable for investments purchased	5,596,579	23,335,521
Payable for fund shares repurchased	18,418,162	8,243,344
Payable upon return of securities loaned	35,562,575	13,733,181
Payable to affiliates
Accounting and legal services fees	436,341	274,781
Transfer agent fees	651,526	555,394
Distribution and service fees	8,986	6,396
Trustees' fees	3,404	9,961
Other liabilities and accrued expenses	1,508,383	1,165,564
Total liabilities	62,185,956	47,324,142
Net assets	$9,884,199,041	$9,550,443,259
Net assets consist of
Paid-in capital	$8,228,885,065	$7,927,631,927
Undistributed net investment income	8,537,054	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	108,631,963	87,748,838
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,538,144,959	1,535,062,494
Net assets	$9,884,199,041	$9,550,443,259
Unaffiliated investments, at cost	$8,327,575,078	$7,965,656,878
Affiliated investments, at cost	$35,554,023	$13,691,973
Foreign currency, at cost	$1,555,161	$7,427,276
Securities loaned, unaffiliated investments, at value	$34,813,574	$13,453,925

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       26

STATEMENTS OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset value and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A2
Net assets	$826,612,131	$802,535,674
Shares outstanding	28,981,349	28,228,917
Net asset value and redemption price per share	$28.52	$28.43
Class B2
Net assets	$1,750,303	$1,774,766
Shares outstanding	62,373	63,413
Net asset value, offering price and redemption price per share	$28.06	$27.99
Class C2
Net assets	$348,546,949	$333,395,865
Shares outstanding	12,446,933	11,937,642
Net asset value, offering price and redemption price per share	$28.00	$27.93
Class I
Net assets	$5,631,292,885	$5,423,988,543
Shares outstanding	196,998,620	190,412,934
Net asset value, offering price and redemption price per share	$28.59	$28.49
Class R2
Net assets	$42,637,356	$36,759,992
Shares outstanding	1,493,664	1,291,907
Net asset value, offering price and redemption price per share	$28.55	$28.45
Class R4
Net assets	$8,419,177	$8,576,898
Shares outstanding	294,668	301,203
Net asset value, offering price and redemption price per share	$28.57	$28.48
Class R6
Net assets	$1,795,332,453	$1,701,764,519
Shares outstanding	62,759,404	59,702,806
Net asset value, offering price and redemption price per share	$28.61	$28.50
Class 1
Net assets	$93,476,651	$90,810,643
Shares outstanding	3,271,459	3,189,494
Net asset value, offering price and redemption price per share	$28.57	$28.47
Class NAV
Net assets	$1,136,131,136	$1,150,836,359
Shares outstanding	39,762,360	40,422,505
Net asset value, offering price and redemption price per share	$28.57	$28.47
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[3]	$30.02	$29.93

[1]	The fund changed its fiscal year end from February 28 to March 31.
[2]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[3]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       27

STATEMENTS OF OPERATIONS

	Period ended 3-31-18[1]	Year ended 2-28-18
Investment income
Dividends	$18,016,029	$115,063,791
Interest	234,369	1,777,998
Securities lending	13,882	780,349
Less foreign taxes withheld	(1,863,333)	(9,280,288)
Total investment income	16,400,947	108,341,850
Expenses
Investment management fees	6,721,540	53,592,925
Distribution and service fees	523,636	4,315,772
Accounting and legal services fees	162,949	975,445
Transfer agent fees	706,318	5,338,834
Trustees' fees	8,816	94,186
State registration fees	34,439	337,118
Printing and postage	94,067	470,408
Professional fees	20,168	153,945
Custodian fees	233,156	2,414,215
Other	6,643	116,176
Total expenses	8,511,732	67,809,024
Less expense reductions	(71,501)	(557,862)
Net expenses	8,440,231	67,251,162
Net investment income	7,960,716	41,090,688
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	21,471,616	325,477,080
Affiliated investments	(12,153)	(44,690)
	21,459,463	325,432,390
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	3,086,454	1,246,540,771
Affiliated investments	(3,989)	(2,773)
	3,082,465	1,246,537,998
Net realized and unrealized gain	24,541,928	1,571,970,388
Increase in net assets from operations	$32,502,644	$1,613,061,076

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       28

STATEMENTS OF CHANGES IN NET ASSETS

	Period ended 3-31-18[1]	Year ended 2-28-18	Year ended 2-28-17
Increase (decrease) in net assets
From operations
Net investment income	$7,960,716	$41,090,688	$23,250,804
Net realized gain (loss)	21,459,463	325,432,390	(148,412,441)
Change in net unrealized appreciation (depreciation)	3,082,465	1,246,537,998	353,314,086
Increase in net assets resulting from operations	32,502,644	1,613,061,076	228,152,449
Distributions to shareholders
From net investment income
Class A	—	(1,662,236)	(4,015,960)
Class I	—	(21,874,556)	(16,927,587)
Class R2	—	(22,327)	(51,219)
Class R4	—	(25,088)	(21,812)
Class R6	—	(8,042,919)	(402,651)
Class 1	—	(438,430)	(457,163)
Class NAV	—	(6,809,529)	(2,999,617)
Total distributions	—	(38,875,085)	(24,876,009)
From fund share transactions	301,253,138	4,074,516,879	1,668,056,731
Total increase	333,755,782	5,648,702,870	1,871,333,171
Net assets
Beginning of period	9,550,443,259	3,901,740,389	2,030,407,218
End of period	$9,884,199,041	$9,550,443,259	$3,901,740,389
Undistributed (accumulated distributions in excess of) net investment income	$8,537,054	—	($1,461,881)

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       29

Financial highlights

Class A Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$28.43		$21.69	$19.90	$21.64	$24.60	$21.28
Net investment income[2]	0.02		0.11	0.17	0.10	0.24	0.25
Net realized and unrealized gain (loss) on investments	0.07		6.69	1.75	(1.81)	0.83	3.94
Total from investment operations	0.09		6.80	1.92	(1.71)	1.07	4.19
Less distributions
From net investment income	—		(0.06)	(0.13)	(0.03)	(0.47)	(0.15)
From net realized gain	—		—	—	—	(3.56)	(0.72)
Total distributions	—		(0.06)	(0.13)	(0.03)	(4.03)	(0.87)
Net asset value, end of period	$28.52		$28.43	$21.69	$19.90	$21.64	$24.60
Total return (%)[3,4]	0.32	[5]	31.38	9.62	(7.86)	5.91	19.95
Ratios and supplemental data
Net assets, end of period (in millions)	$827		$803	$427	$615	$140	$130
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	[6]	1.29	1.32	1.38	1.53	1.56
Expenses including reductions	1.28	[6]	1.28	1.32	1.37	1.52	1.55
Net investment income	0.69	[6]	0.41	0.79	0.48	1.02	1.09
Portfolio turnover (%)	4		65	94	82	204	42

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       30

Class B Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$27.99		$21.45	$19.70	$21.55	$24.50	$21.22
Net investment income (loss)[2]	—	[3]	(0.04)	0.04	0.02	— [3]	0.10
Net realized and unrealized gain (loss) on investments	0.07		6.58	1.71	(1.87)	0.88	3.90
Total from investment operations	0.07		6.54	1.75	(1.85)	0.88	4.00
Less distributions
From net investment income	—		—	—	—	(0.27)	—
From net realized gain	—		—	—	—	(3.56)	(0.72)
Total distributions	—		—	—	—	(3.83)	(0.72)
Net asset value, end of period	$28.06		$27.99	$21.45	$19.70	$21.55	$24.50
Total return (%)[4,5]	0.25	[6]	30.49	8.88	(8.58)	5.07	19.07
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2	$2	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	[7]	1.99	2.03	2.32	3.18	3.29
Expenses including reductions	1.98	[7]	1.98	2.02	2.12	2.34	2.30
Net investment income (loss)	(0.01	) [7]	(0.15)	0.19	0.07	— [8]	0.46
Portfolio turnover (%)	4		65	94	82	204	42

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       31

Class C Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$27.93		$21.40	$19.66	$21.49	$24.45	$21.18
Net investment income (loss)[2]	—	[3]	(0.09)	0.01	(0.07)	(0.03)	0.07
Net realized and unrealized gain (loss) on investments	0.07		6.62	1.73	(1.76)	0.92	3.92
Total from investment operations	0.07		6.53	1.74	(1.83)	0.89	3.99
Less distributions
From net investment income	—		—	—	—	(0.29)	—
From net realized gain	—		—	—	—	(3.56)	(0.72)
Total distributions	—		—	—	—	(3.85)	(0.72)
Net asset value, end of period	$28.00		$27.93	$21.40	$19.66	$21.49	$24.45
Total return (%)[4,5]	0.25	[6]	30.51	8.85	(8.52)	5.11	19.05
Ratios and supplemental data
Net assets, end of period (in millions)	$349		$333	$145	$113	$13	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	[7]	1.99	2.03	2.08	2.40	2.62
Expenses including reductions	1.98	[7]	1.98	2.02	2.07	2.30	2.30
Net investment income (loss)[7]	(0.01	) [7]	(0.33)	0.03	(0.33)	(0.11)	0.32
Portfolio turnover (%)	4		65	94	82	204	42

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       32

Class I Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$28.49		$21.72	$19.94	$21.67	$24.62	$21.31
Net investment income[2]	0.02		0.18	0.20	0.16	0.35	0.31
Net realized and unrealized gain (loss) on investments	0.08		6.72	1.77	(1.80)	0.81	3.95
Total from investment operations	0.10		6.90	1.97	(1.64)	1.16	4.26
Less distributions
From net investment income	—		(0.13)	(0.19)	(0.09)	(0.55)	(0.23)
From net realized gain	—		—	—	—	(3.56)	(0.72)
Total distributions	—		(0.13)	(0.19)	(0.09)	(4.11)	(0.95)
Net asset value, end of period	$28.59		$28.49	$21.72	$19.94	$21.67	$24.62
Total return (%)[3]	0.35	[4]	31.82	9.96	(7.59)	6.33	20.31
Ratios and supplemental data
Net assets, end of period (in millions)	$5,631		$5,424	$2,380	$1,168	$152	$290
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	[5]	0.99	1.02	1.06	1.19	1.21
Expenses including reductions	0.99	[5]	0.98	1.01	1.06	1.18	1.21
Net investment income	0.98	[5]	0.70	0.94	0.73	1.46	1.33
Portfolio turnover (%)	4		65	94	82	204	42

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       33

Class R2 Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	[2]
Per share operating performance
Net asset value, beginning of period	$28.45		$21.71	$19.92	$21.46
Net investment income (loss)[3]	0.02		0.13	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	0.08		6.65	1.91	(1.56)
Total from investment operations	0.10		6.78	1.89	(1.54)
Less distributions
From net investment income	—		(0.04)	(0.10)	—
Total distributions	—		(0.04)	(0.10)	—
Net asset value, end of period	$28.55		$28.45	$21.71	$19.92
Total return (%)[4]	0.35	[5]	31.23	9.54	(7.18	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$43		$37	$12	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	[6]	1.40	1.42	1.90	[6]
Expenses including reductions	1.31	[6]	1.39	1.42	1.52	[6]
Net investment income (loss)	0.71	[6]	0.49	(0.08)	0.11	[6]
Portfolio turnover (%)	4		65	94	82	[7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       34

Class R4 Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	[2]
Per share operating performance
Net asset value, beginning of period	$28.48		$21.72	$19.94	$21.46
Net investment income[3]	0.02		0.17	0.19	0.05
Net realized and unrealized gain (loss) on investments	0.07		6.69	1.75	(1.54)
Total from investment operations	0.09		6.86	1.94	(1.49)
Less distributions
From net investment income	—		(0.10)	(0.16)	(0.03)
Total distributions	—		(0.10)	(0.16)	(0.03)
Net asset value, end of period	$28.57		$28.48	$21.72	$19.94
Total return (%)[4]	0.32	[5]	31.60	9.81	(6.95	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$8		$9	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	[6]	1.24	1.25	1.66	[6]
Expenses including reductions	1.14	[6]	1.13	1.14	1.24	[6]
Net investment income	0.83	[6]	0.64	0.88	0.24	[6]
Portfolio turnover (%)	4		65	94	82	[7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       35

Class R6 Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	[2]
Per share operating performance
Net asset value, beginning of period	$28.50		$21.73	$19.95	$21.46
Net investment income[3]	0.03		0.05	0.20	0.12
Net realized and unrealized gain (loss) on investments	0.08		6.88	1.79	(1.53)
Total from investment operations	0.11		6.93	1.99	(1.41)
Less distributions
From net investment income	—		(0.16)	(0.21)	(0.10)
Total distributions	—		(0.16)	(0.21)	(0.10)
Net asset value, end of period	$28.61		$28.50	$21.73	$19.95
Total return (%)[4]	0.39	[5]	31.91	10.08	(6.59	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,795		$1,702	$18	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	[6]	0.90	0.93	1.37	[6]
Expenses including reductions	0.88	[6]	0.89	0.90	0.95	[6]
Net investment income	1.09	[6]	0.16	0.95	0.60	[6]
Portfolio turnover (%)	4		65	94	82	[7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class R6 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       36

Class 1 Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$28.47		$21.71	$19.93	$21.65	$24.61	$21.30
Net investment income[2]	0.03		0.21	0.23	0.23	0.28	0.37
Net realized and unrealized gain (loss) on investments	0.07		6.70	1.76	(1.84)	0.90	3.92
Total from investment operations	0.10		6.91	1.99	(1.61)	1.18	4.29
Less distributions
From net investment income	—		(0.15)	(0.21)	(0.11)	(0.58)	(0.26)
From net realized gain	—		—	—	—	(3.56)	(0.72)
Total distributions	—		(0.15)	(0.21)	(0.11)	(4.14)	(0.98)
Net asset value, end of period	$28.57		$28.47	$21.71	$19.93	$21.65	$24.61
Total return (%)[3]	0.35	[4]	31.86	10.04	(7.49)	6.39	20.43
Ratios and supplemental data
Net assets, end of period (in millions)	$93		$91	$50	$39	$20	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	[5]	0.93	0.95	1.00	1.10	1.12
Expenses including reductions	0.92	[5]	0.92	0.94	0.99	1.09	1.12
Net investment income	1.06	[5]	0.79	1.09	1.06	1.18	1.59
Portfolio turnover (%)	4		65	94	82	204	42

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       37

Class NAV Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	[2]
Per share operating performance
Net asset value, beginning of period	$28.47		$21.71	$19.93	$22.66
Net investment income[3]	0.03		0.23	0.19	0.11
Net realized and unrealized gain (loss) on investments	0.07		6.69	1.81	(2.72)
Total from investment operations	0.10		6.92	2.00	(2.61)
Less distributions
From net investment income	—		(0.16)	(0.22)	(0.12)
Total distributions	—		(0.16)	(0.22)	(0.12)
Net asset value, end of period	$28.57		$28.47	$21.71	$19.93
Total return (%)[4]	0.35	[5]	31.91	10.10	(11.57	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,136		$1,151	$864	$86
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	[6]	0.88	0.91	0.94	[6]
Expenses including reductions	0.87	[6]	0.87	0.90	0.93	[6]
Net investment income	1.10	[6]	0.89	0.91	0.69	[6]
Portfolio turnover (%)	4		65	94	82	[7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class NAV shares is 6-2-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       38

Notes to financial statements

Note 1 — Organization

John Hancock International Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return primarily through capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statements of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

On December 14, 2017, the Board of Trustees voted to change the fund's fiscal year end from February 28 to March 31. Effective March 23, 2018, the fund is closed to new investors.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       39

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2018 and February 28, 2018, by major security category or type:

	Total value at 3-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$371,323,078	—	$371,323,078	—
Brazil	148,255,656	$148,255,656	—	—
Canada	101,124,001	101,124,001	—	—
China	1,259,748,523	636,582,185	623,166,338	—
Denmark	105,109,453	—	105,109,453	—
France	1,192,165,011	—	1,192,165,011	—
Germany	121,810,217	—	121,810,217	—
Hong Kong	499,094,036	164,177,757	334,916,279	—
India	371,205,982	—	371,205,982	—
Indonesia	123,239,457	—	123,239,457	—
Ireland	359,380,813	359,380,813	—	—
Italy	118,356,659	—	118,356,659	—
Japan	829,045,752	—	829,045,752	—
Luxembourg	94,239,934	—	94,239,934	—
Netherlands	589,969,668	—	589,969,668	—
Norway	109,627,976	—	109,627,976	—
Singapore	148,678,118	—	148,678,118	—
South Korea	264,447,057	—	264,447,057	—
Sweden	122,486,585	—	122,486,585	—
Switzerland	794,843,747	—	794,843,747	—
Taiwan	315,887,742	—	315,887,742	—
United Kingdom	1,230,104,983	257,592,888	972,512,095	—
United States	308,225,000	308,225,000	—	—
Preferred securities	148,474,102	148,474,102	—	—
Securities lending collateral	35,549,634	35,549,634	—	—
Short-term investments	138,700,000	—	138,700,000	—
Total investments in securities	$9,901,093,184	$2,159,362,036	$7,741,731,148	—

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       40

	Total value at 2-28-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$387,480,080	—	$387,480,080	—
Brazil	129,991,684	$129,991,684	—	—
Canada	92,964,058	92,964,058	—	—
China	1,348,051,900	676,578,724	671,473,176	—
Denmark	101,150,916	—	101,150,916	—
France	1,155,397,185	—	1,155,397,185	—
Germany	$122,788,107	—	$122,788,107	—
Hong Kong	278,966,188	$152,367,319	126,598,869	—
India	350,847,752	—	350,847,752	—
Indonesia	114,398,700	—	114,398,700	—
Ireland	333,089,885	333,089,885	—	—
Italy	100,964,604	—	100,964,604	—
Japan	831,995,568	—	831,995,568	—
Luxembourg	93,526,865	—	93,526,865	—
Netherlands	432,567,025	—	432,567,025	—
Norway	99,983,608	—	99,983,608	—
Singapore	148,215,559	—	148,215,559	—
South Korea	240,982,492	—	240,982,492	—
Sweden	112,403,712	—	112,403,712	—
Switzerland	773,394,116	—	773,394,116	—
Taiwan	300,407,563	—	300,407,563	—
United Kingdom	1,366,671,251	241,829,918	1,124,841,333	—
United States	291,560,528	291,560,528	—	—
Preferred securities	145,236,033	145,236,033	—	—
Securities lending collateral	13,691,573	13,691,573	—	—
Short-term investments	147,700,000	—	147,700,000	—
Total investments in securities	$9,514,426,952	$2,077,309,722	$7,437,117,230	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2018 and February 28, 2018, the fund loaned common stocks valued at $34,813,574 and $13,453,925 and received $35,562,575 and $13,733,181 of cash collateral, respectively.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the period ended March 31, 2018 and for the year ended February 28, 2018, the fund had no borrowings under either line of credit. Commitment fees for the period ended March 31, 2018 and for the year ended February 28, 2018 were $1,036 and $15,665, respectively.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2018 and February 28, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the period ended March 31, 2018 and for the years ended February 28, 2018 and 2017 was as follows:

	March 31, 2018	February 28, 2018	February 28, 2017
Ordinary Income	—	$38,875,085	$24,876,009

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2018 and February 28, 2018, the components of distributable earnings on a tax basis consisted of $12,725,873 and $0 of undistributed ordinary income and $108,706,706 and $91,191,704 of undistributed long term capital gains, respectively.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at March 31, 2018 and February 28, 2018.

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Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 0.900% of the first $500 million of the fund's aggregate average daily net assets (together with the assets of any other applicable fund identified in the advisory agreement); (b) 0.850% of the next $500 million of the fund's aggregate average daily net assets, and (c) 0.800% of the fund's aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended March 31, 2018 and the year ended February 28, 2018 this waiver amounted to 0.01% (on an annualized basis) and 0.01% of the fund's average net assets, respectively. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund. This agreement excludes taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fees and expenses paid indirectly and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.35%, 2.05%, 2.05%, 1.05%, 1.45%, and 1.20% of average net assets for Class A, Class B, Class C, Class I, Class R2, and Class R4 shares, respectively. The current expense limitation agreement will remain in effect through June 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to July 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis.

For the period ended March 31, 2018 and for the year ended February 28, 2018, the expense reductions described above amounted to the following:

Class	Expense reductions as of March 31, 2018	Expense reductions as of February 28, 2018
Class A	$5,928	$51,922
Class B	13	138
Class C	2,483	18,951
Class I	40,263	335,812
Class R2	288	1,314
Class R4	61	559
Class R6	12,759	50,572
Class 1	666	5,814

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Class	Expense reductions as of March 31, 2018	Expense reductions as of February 28, 2018
Class NAV	$8,313	$86,035
Total	$70,774	$551,117

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended March 31, 2018 and for the year ended February 28, 2018, were in each case equivalent to a net annual effective rate of 0.80% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended March 31, 2018 and for the year ended February 28, 2018 amounted to an annual rate of 0.02% and 0.01% of the fund's average daily net assets, respectively.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class 1	0.05%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $xx and $6,745 for Class R4 shares for the period ended March 31, 2018 and for the year ended February 28, 2018, respectively.

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the period ended March 31, 2018 and the year ended February 28, 2018:

	March 31, 2018	February 28, 2018
Net sales charges	$337,142	$3,872,201
Retained for printing prospectus, advertising and sales literature	55,369	643,904
Sales commission to unrelated broker-dealers	281,540	3,218,812
Sales commission to affiliated sales personnel	233	9,485

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       45

connection with the sale of these shares. During the period ended March 31, 2018 and the year ended February 28, 2018, CDSCs received by the Distributor were as follows:

Class	March 31, 2018	February 28, 2018
Class A	$469	$3,422
Class B	4	373
Class C	4,045	31,944

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended March 31, 2018 and for the year ended February 28, 2018 were:

Class	Distribution and service fees as of March 31, 2018	Transfer agent fees as of March 31, 2018	Distribution and service fees as of February 28, 2018	Transfer agent fees as of February 28, 2018
Class A	$209,202	$80,930	$1,880,791	$694,461
Class B	1,504	174	16,801	1,869
Class C	291,886	33,839	2,280,854	252,135
Class I	—	570,120	—	4,320,175
Class R2	14,535	452	78,734	2,033
Class R4	2,593	102	23,476	870
Class R6	—	20,701	—	67,291
Class 1	3,916	—	35,116	—
Total	$523,636	$706,318	$4,315,772	$5,338,834

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the period ended March 31, 2018 and for the years ended February 28, 2018 and 2017 were as follows:

		Period ended 3-31-18[1]		Year ended 2-28-18		Year ended 2-28-17
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares
Sold	1,369,375	$39,331,187	16,827,952	$435,490,087	16,001,157	$339,897,058
Distributions reinvested	—	—	59,193	1,614,645	196,175	3,966,659
Repurchased	(616,943)	(17,750,693)	(8,333,545)	(215,492,018)	(27,443,668)	(587,270,568)
Net increase (decrease)	752,432	$21,580,494	8,553,600	$221,612,714	(11,246,336)	($243,406,851)

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		Period ended 3-31-18[1]		Year ended 2-28-18		Year ended 2-28-17
	Shares	Amount	Shares	Amount	Shares	Amount
Class B shares
Sold	1,430	$40,577	23,039	$598,399	6,462	$132,615
Repurchased	(2,470)	(70,580)	(29,951)	(766,342)	(37,113)	(782,533)
Net decrease	(1,040)	($30,003)	(6,912)	($167,943)	(30,651)	($649,918)
Class C shares
Sold	631,118	$17,797,977	6,925,342	$179,456,288	3,157,986	$66,136,615
Repurchased	(121,827)	(3,433,949)	(1,766,592)	(44,720,499)	(2,147,869)	(44,798,519)
Net increase	509,291	$14,364,028	5,158,750	$134,735,789	1,010,117	$21,338,096
Class I shares
Sold	12,147,309	$349,823,313	147,491,547	$3,830,388,336	90,657,790	$1,938,510,713
Distributions reinvested	—	—	688,414	18,793,707	704,235	14,253,717
Repurchased	(5,561,623)	(161,104,653)	(67,338,886)	(1,796,486,369)	(40,391,991)	(855,244,453)
Net increase	6,585,686	$188,718,660	80,841,075	$2,052,695,674	50,970,034	$1,097,519,977
Class R2 shares
Sold	251,550	$7,258,324	966,184	$26,281,352	562,895	$12,363,392
Distributions reinvested	—	—	609	16,628	2,087	42,253
Repurchased	(49,793)	(1,422,538)	(227,564)	(5,989,130)	(76,255)	(1,618,262)
Net increase	201,757	$5,835,786	739,229	$20,308,850	488,727	$10,787,383
Class R4 shares
Sold	3,850	$110,237	233,097	$5,973,541	121,641	$2,513,391
Distributions reinvested	—	—	919	25,088	1,077	21,812
Repurchased	(10,385)	(301,353)	(154,003)	(3,958,215)	(39,004)	(826,106)
Net increase (decrease)	(6,535)	($191,116)	80,013	$2,040,414	83,714	$1,709,097
Class R6 shares
Sold	3,650,068	$104,895,931	61,414,212	$1,676,296,468	2,241,015	$47,393,271
Distributions reinvested	—	—	294,022	8,032,680	19,894	402,651
Repurchased	(593,470)	(17,082,438)	(2,835,726)	(79,251,533)	(1,553,248)	(33,698,306)
Net increase	3,056,598	$87,813,493	58,872,508	$1,605,077,615	707,661	$14,097,616
Class 1 shares
Sold	91,868	$2,655,806	1,143,563	$30,003,926	677,086	$14,407,914
Distributions reinvested	—	—	16,066	438,430	22,598	457,163
Repurchased	(9,903)	(279,084)	(269,432)	(6,916,625)	(345,698)	(7,385,847)
Net increase	81,965	$2,376,722	890,197	$23,525,731	353,986	$7,479,230

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       47

		Period ended 3-31-18[1]		Year ended 2-28-18		Year ended 2-28-17
	Shares	Amount	Shares	Amount	Shares	Amount
Class NAV shares
Sold	28,046	$807,458	10,273,748	$264,034,315	36,007,828	$770,657,902
Distributions reinvested	—	—	249,616	6,809,529	148,349	2,999,617
Repurchased	(688,191)	(20,022,384)	(9,896,358)	(256,155,809)	(672,404)	(14,475,418)
Net increase (decrease)	(660,145)	($19,214,926)	627,006	$14,688,035	35,483,773	$759,182,101
Total net increase	10,520,009	$301,253,138	155,755,466	$4,074,516,879	77,821,025	$1,668,056,731

1For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on March 31, 2018 and February 28, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $700,890,561 and $350,867,639 for the period ended March 31, 2018 and amounted to $8,151,515,770 and $4,182,719,354 for the year ended February 28, 2018, respectively.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2018 and February 28, 2018, funds within the John Hancock group of funds complex held 10.4% and 11.0%, respectively, of the fund's net assets. At March 31, 2018 and February 28, 2018, there were no affiliated funds with an ownership of 5% or more of the fund's net assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the fund's investments, of John Hancock International Growth Fund (the "Fund") as of March 31, 2018 and February 28, 2018, the related statements of operations for the period from March 1, 2018 to March 31, 2018 and for the year ended February 28, 2018, the statements of changes in net assets for the period from March 1, 2018 to March 31, 2018 and for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018 and February 28, 2018, the results of its operations for the period from March 1, 2018 to March 31, 2018 and the year ended February 28, 2018, the changes in its net assets for the period from March 1, 2018 to March 31, 2018 and for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 and February 28, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 30, 2018

We have served as the auditor of one or more investment companies in the John Hancock family of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       49

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2018 and February 28, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund has the following amounts as foreign tax credits, which represent taxes paid on income derived from foreign sources.

	March 31, 2018	February 28, 2018
Foreign sourced income	$17,895,580	$97,425,576
Foreign tax credit	$1,845,265	$6,469,611

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       50

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	221
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	221
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       51

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	221

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       52

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	221

President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       53

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       54

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank. N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       55

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF444965	87A 3/18 5/18

John Hancock

Global Shareholder Yield Fund

Annual report 2/28/18 (and one month 3/31/18)

A message to shareholders

Dear shareholder,

The markets spent much of 2017 on an upward trajectory, fueled by broad-based expansion of economic growth, supportive monetary policy, and benign inflation. Global equities rose throughout most of the period and outperformed U.S. equities. As the global economy continued to gain momentum, central banks began to normalize their long-standing accommodative monetary policies with the U.S. Federal Reserve leading this charge.

However, two significant developments materialized in early 2018 that bear watching. The first was a pronounced and sudden correction in most international equity indexes, with stocks selling off 10% from their peaks before stabilizing. The second is that the growth prospects in developed international markets, which had been quite promising, cooled. While many indicators remain positive, the likelihood of continued volatility remains higher now than a year ago.

While the global equity markets delivered positive results for the overall period, it's important for investors to be cognizant of the downside risks. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee investment returns and does not eliminate risk of loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Shareholder Yield Fund

Table of contents

2	Your fund at a glance
6	Discussion of fund performance
11	A look at performance
15	Your expenses
17	Fund's investments
25	Financial statements
29	Financial highlights
36	Notes to financial statements
45	Report of independent registered public accounting firm
46	Tax information
47	Trustees and Officers
51	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income as its primary objective. Capital appreciation is a secondary investment objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       2

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/18 (%)

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       3

PERFORMANCE HIGHLIGHTS

Global equities rallied

Global equities posted double-digit returns as improving economic conditions provided a favorable backdrop, although market volatility increased substantially toward the end of the period as some economies showed signs of slowing.

The fund trailed its benchmark index

The fund posted a positive overall return, but it trailed the performance of its benchmark, the MSCI World Index, by a wide margin.

Sector allocations detracted

The fund's sector underweight in information technology and its overweight in telecommunication services detracted from performance relative to the benchmark.

SECTOR COMPOSITION AS OF 3/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       4

SECTOR COMPOSITION AS OF 2/28/18 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities include a higher risk of default. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income and realized gains from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       5

Discussion of fund performance

An interview with Portfolio Manager Kera Van Valen, CFA, Epoch Investment Partners, Inc.

Kera Van Valen, CFA
Portfolio Manager
Epoch Investment Partners, Inc.

Why does this discussion cover two periods?

The fund has changed its fiscal year for reporting purposes, moving from a period ending at the close of February each year to a schedule concluding at the close of March. This discussion covers a 12-month period plus an additional one-month period.

Can you discuss the global equity market environment during the period covered by this report?

The fund's benchmark, the MSCI World Index, posted a double-digit return, thanks in part to improving economic growth in many regions. In Europe, an economic recovery gained momentum, and the European Central Bank moved to begin gradually scaling back some of its economic stimulus measures. Early in the period, centrist candidates won over antiestablishment populists in the French and Dutch presidential elections, easing investor concerns about nationalist sentiment and its potential impact on the European Union.

Elsewhere, the Chinese economy stabilized after several years of decelerating growth, providing a catalyst for improving economic growth across Asia. In the United States, economic momentum remained solidly positive and corporate earnings continued to strengthen despite additional interest-rate increases by the U.S. Federal Reserve (Fed). The Fed also announced a plan to reduce the amount of U.S. Treasury and mortgage-backed securities on its balance sheet.

Although stocks climbed on a fairly steady arc through much of the period, they fell sharply in late January and early February as investors focused on inflationary risks in the United States and concerns that the Fed might accelerate its pace of interest-rate increases. A host of geopolitical and other concerns also fueled the rise in volatility, and stock performance remained choppy through late February and into March.

On a sector basis, information technology was the benchmark's top performer, telecommunication services was the weakest. On a geographic basis, some of the larger equity markets in Europe significantly outperformed the broad index, notably Italy, the Netherlands, France, and Germany. Among other countries with large representation in the benchmark, the United States and the United Kingdom modestly underperformed, while Japan outperformed.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       6

"Although stocks climbed on a fairly steady arc through much of the period, they fell sharply in late January and early February ..."

In the market environment described above, how did the fund perform?

The fund trailed the performance of its benchmark by a wide margin. Sector allocation, which is driven by our fundamental bottom-up investment process, was the primary reason for the underperformance. As global economic conditions improved, investors favored more cyclical segments of the market, but stocks in these sectors tend to lack the shareholder yield characteristics that we seek in our investments.

One example of a more cyclical sector is information technology, where the fund was underweight, as returning cash to shareholders is not a priority for many companies in the sector, relative to the

TOP 10 HOLDINGS AS OF 3/31/18 (%)

TOTAL SA	1.9
Vodafone Group PLC	1.9
Royal Dutch Shell PLC, ADR, Class A	1.8
GlaxoSmithKline PLC	1.8
Muenchener Rueckversicherungs-Gesellschaft AG	1.8
BCE, Inc.	1.8
Verizon Communications, Inc.	1.7
Altria Group, Inc.	1.7
AstraZeneca PLC, ADR	1.7
AT&T, Inc.	1.7
TOTAL	17.8
As a percentage of net assets.
Cash and cash equivalents are not included.

TOP 10 HOLDINGS AS OF 2/28/18 (%)

TOTAL SA	1.9
Vodafone Group PLC	1.9
AXA SA	1.8
Royal Dutch Shell PLC, ADR, Class A	1.8
BCE, Inc.	1.8
Muenchener Rueckversicherungs-Gesellschaft AG	1.7
Verizon Communications, Inc.	1.7
AT&T, Inc.	1.7
GlaxoSmithKline PLC	1.7
Imperial Brands PLC	1.6
TOTAL	17.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       7

"Sector allocation, which is driven by our fundamental bottom-up investment process, was the primary reason for the underperformance."
broader market. This underweight position was a key detractor from relative performance, as information technology was the strongest performer across the broad market.

The fund's overweights in the utilities and telecommunication services sectors also had a negative impact on relative performance, as the sectors underperformed.

In telecommunication services, however, this negative impact was mitigated somewhat by our effective security selection in the sector. Our stock picking in energy also had a beneficial effect on relative performance.

Although the fund trailed its benchmark

TOP 10 COUNTRIES AS OF 3/31/18 (%)

United States	45.1
United Kingdom	15.0
Germany	8.6
France	8.1
Canada	5.7
Switzerland	3.9
Italy	3.4
Australia	2.2
Norway	2.1
Netherlands	1.8
TOTAL	95.9
As a percentage of net assets.
Cash and cash equivalents are not included.

TOP 10 COUNTRIES AS OF 2/28/18 (%)

United States	42.7
United Kingdom	14.5
Germany	8.6
France	8.5
Canada	5.7
Switzerland	4.3
Italy	3.2
Australia	2.3
Norway	2.1
Netherlands	1.8
TOTAL	93.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       8

overall, it posted a gain, capturing returns from cash dividends generated by a diversified portfolio of high-quality companies and also benefiting from share buybacks and debt reduction efforts.

What were the key drivers of relative performance at the individual security level?

The position that had the most significant negative impact was Imperial Brands PLC, a U.K.-based tobacco company. Its shares, along those of other industry peers, were pressured after the U.S. Food and Drug Administration announced a proposal to reduce nicotine levels in cigarettes. While Imperial Brands is a global tobacco company, it's modestly exposed to the U.S. market, and the regulatory concerns there weighed on the stock. Imperial's shares were also under pressure as investors became increasingly concerned about the company's growth opportunities and its challenges in carving out a strong position in next-generation products. The fund's position in another tobacco company, U.S.-based Altria Group, Inc., also had a negative impact on relative performance.

The positions in Imperial and Altria remained in the fund's portfolio at the end of the period, as the stocks' shareholder yield characteristics were attractive, in our view. Over the years, stocks of tobacco companies have generated stable growth, in our view, although they are susceptible to occasional bouts of volatility caused by news about potential regulatory changes, as we saw during the period covered by this report.

Other positions that weighed on relative performance were U.K.-based enterprise software provider Micro Focus International plc, U.S.-based electric utility PPL Corp., and U.S.-based real estate investment trust Welltower, Inc.

The position that had the most positive impact on relative performance was AbbVie, Inc., a U.S.-based pharmaceutical company. Its shares climbed amid positive sales momentum for its immunosuppressive drug, Humira, and strong early sales momentum for a blood cancer drug, Imbruvica.

Other positions that contributed were Muenchener Rueckversicherungs-Gesellschaft AG, a Germany insurance company, and Royal Dutch Shell PLC, a global energy company based in the Netherlands.

How did the fund's positioning change during the period, and how did this reflect your outlook for global equities at the end of the period?

In our ongoing efforts to improve the fund's shareholder yield, we added several new positions during the period and sold several holdings. We believe companies that have the ability to generate cash flow and allocate that cash effectively will continue to provide attractive returns, and we remain positive on the outlook for cash returns to shareholders including dividends and buybacks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       9

Were there any changes during the period to the fund's management team?

Effective October 31, 2017, Eric L. Sappenfield left the team.

MANAGED BY

William W. Priest, CFA On the fund since inception Investing since 1965
John Tobin, Ph.D., CFA On the fund since 2014 Investing since 1981
Kera Van Valen, CFA On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Kera Van Valen, CFA, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       10

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2018

Average annual total returns (%) with maximum sales charge						Cumulative total returns (%) with maximum sales charge				SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception		as of 3-31-18	as of 3-31-18
Class A	-0.54	5.30	5.50	—		29.44	70.87	—		2.62	2.43
Class B	-1.14	5.26	5.27	—		29.23	67.07	—		2.01	1.85
Class C	2.95	5.64	5.29	—		31.53	67.46	—		2.01	1.85
Class I2	4.99	6.71	6.44	—		38.34	86.73	—		3.02	2.86
Class R2[2,3]	4.56	6.26	5.97	—		35.48	78.52	—		2.59	2.44
Class R6[2,3]	5.00	6.81	6.33	—		39.03	84.75	—		3.12	2.97
Class NAV[2]	5.09	6.82	—	6.26	[4]	39.10	—	82.64	[4]	3.12	2.98
Index†	14.20	10.31	6.51	—		63.36	87.82	—		—	—

TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018

Average annual total returns (%) with maximum sales charge						Cumulative total returns (%) with maximum sales charge				SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception		as of 2-28-18	as of 2-28-18
Class A	2.45	6.19	5.50	—		35.01	70.86	—		2.80	2.64
Class B	1.98	6.14	5.28	—		34.74	67.21	—		2.18	2.07
Class C	5.98	6.51	5.30	—		37.05	67.60	—		2.19	2.07
Class I2	8.10	7.60	6.45	—		44.25	86.88	—		3.21	3.10
Class R2[2,3]	7.68	7.14	5.96	—		41.14	78.48	—		2.79	2.67
Class R6[2,3]	8.22	7.71	6.33	—		44.96	84.80	—		3.31	3.19
Class NAV[2]	8.11	7.72	—	6.42	[4]	45.04	—	84.37	[4]	3.31	3.19
Index†	18.00	11.31	6.64	—		70.90	90.13	—		—	—

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       11

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.29	1.99	1.99	0.97	1.38	0.88	0.86
Net (%)	1.09	1.84	1.84	0.84	1.24	0.74	0.86

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See page 13 for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       12

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Shareholder Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B5	3-31-08	16,707	16,707	18,782
Class C5	3-31-08	16,746	16,746	18,782
Class I2	3-31-08	18,673	18,673	18,782
Class R2[2,3]	3-31-08	17,852	17,852	18,782
Class R6[2,3]	3-31-08	18,475	18,475	18,782
Class NAV[2]	4-28-08	18,264	18,264	17,779

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       13

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B5	2-29-08	16,721	16,721	19,013
Class C5	2-29-08	16,760	16,760	19,013
Class I2	2-29-08	18,688	18,688	19,013
Class R2[2,3]	2-29-08	17,848	17,848	19,013
Class R6[2,3]	2-29-08	18,480	18,480	19,013
Class NAV[2]	4-28-08	—	—	19,013

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2 and Class R6 shares were first offered 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	From 4-28-08.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       14

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the tables on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2017 and September 1, 2017, with the same investment held until March 31, 2018 and February 28, 2018, respectively.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2018 and February 28, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the tables on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2017 and September 1, 2017, with the same investment held until March 31, 2018 and February 28, 2018, respectively. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       15

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2017	Ending value on 3-31-2018	Expenses paid during period ended 3-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$982.90	$5.39	1.09%
	Hypothetical example for comparison purposes	1,000.00	1,019.50	5.49	1.09%
Class B	Actual expenses/actual returns	1,000.00	978.40	9.08	1.84%
	Hypothetical example for comparison purposes	1,000.00	1,015.80	9.25	1.84%
Class C	Actual expenses/actual returns	1,000.00	979.20	9.08	1.84%
	Hypothetical example for comparison purposes	1,000.00	1,015.80	9.25	1.84%
Class I	Actual expenses/actual returns	1,000.00	984.20	4.16	0.84%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.23	0.84%
Class R2	Actual expenses/actual returns	1,000.00	982.30	6.13	1.24%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.24	1.24%
Class R6	Actual expenses/actual returns	1,000.00	983.90	3.66	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	3.73	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	983.90	3.66	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	3.73	0.74%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

		Account value on 9-1-2017	Ending value on 2-28-2018	Expenses paid during period ended 2-28-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,010.70	$5.43	1.09%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.46	1.09%
Class B	Actual expenses/actual returns	1,000.00	1,006.00	9.15	1.84%
	Hypothetical example for comparison purposes	1,000.00	1,015.70	9.20	1.84%
Class C	Actual expenses/actual returns	1,000.00	1,006.00	9.15	1.84%
	Hypothetical example for comparison purposes	1,000.00	1,015.70	9.20	1.84%
Class I	Actual expenses/actual returns	1,000.00	1,011.00	4.19	0.84%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.21	0.84%
Class R2	Actual expenses/actual returns	1,000.00	1,009.00	6.18	1.24%
	Hypothetical example for comparison purposes	1,000.00	1,018.60	6.21	1.24%
Class R6	Actual expenses/actual returns	1,000.00	1,012.40	3.69	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	3.71	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	1,011.50	3.69	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	3.71	0.74%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       16

Fund’s investments
AS OF 3-31-18
	Shares	Value
Common stocks 97.8%		$2,281,123,766
(Cost $1,999,828,544)
Australia 2.2%		51,511,088
Commonwealth Bank of Australia (A)	289,354	16,181,185
Sonic Healthcare, Ltd.	797,570	14,112,355
Westpac Banking Corp. (A)	957,928	21,217,548
Canada 5.7%		132,095,567
BCE, Inc.	959,601	41,293,344
Nutrien, Ltd.	309,744	14,638,501
Pembina Pipeline Corp.	530,820	16,563,018
Rogers Communications, Inc., Class B	520,697	23,255,253
Royal Bank of Canada (A)	226,170	17,470,748
TELUS Corp.	537,516	18,874,703
France 8.1%		188,379,633
AXA SA	1,375,703	36,570,365
Cie Generale des Etablissements Michelin SCA	129,895	19,230,031
Sanofi	216,061	17,336,771
SCOR SE	447,820	18,282,372
TOTAL SA	779,846	44,700,574
Unibail-Rodamco SE	139,258	31,809,847
Vinci SA	207,621	20,449,673
Germany 8.6%		200,678,052
Allianz SE	142,067	32,115,301
BASF SE	259,104	26,277,670
Daimler AG	309,741	26,389,971
Deutsche Post AG	602,608	26,393,846
Deutsche Telekom AG	1,886,624	30,866,527
Muenchener Rueckversicherungs-Gesellschaft AG	183,145	42,588,848
Siemens AG	125,754	16,045,889
Italy 3.4%		78,100,439
Assicurazioni Generali SpA	742,711	14,276,580
Snam SpA	5,488,468	25,229,459
Terna Rete Elettrica Nazionale SpA	6,604,223	38,594,400
Netherlands 1.8%		42,692,144
Royal Dutch Shell PLC, ADR, Class A	669,051	42,692,144
Norway 2.1%		49,714,888
Orkla ASA	2,092,251	22,548,173
Statoil ASA	1,147,826	27,166,715
Singapore 1.2%		27,061,436
Singapore Exchange, Ltd.	2,352,151	13,278,901
Singapore Telecommunications, Ltd.	5,336,483	13,782,535
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	17

	Shares	Value
Spain 1.7%		$40,294,053
Gas Natural SDG SA	744,399	17,767,388
Red Electrica Corp. SA	1,091,279	22,526,665
Sweden 0.7%		17,145,517
Svenska Handelsbanken AB, A Shares (A)	1,369,796	17,145,517
Switzerland 3.9%		90,630,608
Nestle SA	282,736	22,347,886
Novartis AG	299,616	24,233,204
Roche Holding AG	98,746	22,652,049
Swisscom AG (A)	43,131	21,397,469
Taiwan 0.6%		14,699,334
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	335,908	14,699,334
United Kingdom 15.0%		349,719,990
AstraZeneca PLC, ADR (A)	1,128,906	39,477,843
BAE Systems PLC	3,675,577	30,072,375
British American Tobacco PLC	499,642	28,882,674
British American Tobacco PLC, ADR	238,005	13,730,508
Diageo PLC	384,859	13,015,790
GlaxoSmithKline PLC	2,193,530	42,600,538
Imperial Brands PLC	1,071,867	36,496,455
Lloyds Banking Group PLC	21,243,918	19,324,001
Micro Focus International PLC	536,194	7,487,189
National Grid PLC	2,894,886	32,586,165
SSE PLC	1,023,760	18,365,536
Unilever PLC	440,562	24,434,637
Vodafone Group PLC	15,806,247	43,246,279
United States 42.8%		998,401,017
AbbVie, Inc.	161,202	15,257,769
Altria Group, Inc.	642,634	40,048,951
Ameren Corp.	284,424	16,106,931
American Electric Power Company, Inc.	255,729	17,540,452
Arthur J. Gallagher & Company	200,025	13,747,718
AT&T, Inc.	1,105,627	39,415,604
BlackRock, Inc.	27,851	15,087,444
CenturyLink, Inc.	726,030	11,928,673
Cisco Systems, Inc.	730,051	31,311,887
CME Group, Inc.	84,391	13,649,400
Dominion Energy, Inc.	396,084	26,707,944
DowDuPont, Inc.	251,509	16,023,638
Duke Energy Corp.	471,790	36,549,571
Eaton Corp. PLC	259,104	20,705,001
Emerson Electric Company	253,078	17,285,227
Entergy Corp.	345,191	27,194,147
Enterprise Products Partners LP (A)	1,073,633	26,282,536
18	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Exxon Mobil Corp.	314,808	$23,487,825
FirstEnergy Corp.	510,765	17,371,118
Intel Corp.	383,171	19,955,546
Iron Mountain, Inc.	679,412	22,325,478
Johnson & Johnson	124,910	16,007,217
Kimberly-Clark Corp.	176,393	19,426,161
Las Vegas Sands Corp.	246,784	17,743,770
Leggett & Platt, Inc.	339,794	15,073,262
Lockheed Martin Corp.	52,327	17,682,863
Magellan Midstream Partners LP (A)	250,324	14,606,405
McDonald's Corp.	113,938	17,817,624
Merck & Company, Inc.	284,424	15,492,575
MetLife, Inc.	431,500	19,801,535
Microsoft Corp.	178,925	16,330,485
Occidental Petroleum Corp.	407,305	26,458,533
People's United Financial, Inc.	830,486	15,496,869
PepsiCo, Inc.	129,130	14,094,540
Pfizer, Inc.	890,409	31,600,615
Philip Morris International, Inc.	356,163	35,402,602
PPL Corp.	831,560	23,524,832
Public Storage	68,840	13,794,848
QUALCOMM, Inc.	294,552	16,321,126
Texas Instruments, Inc.	227,877	23,674,142
The Coca-Cola Company	286,956	12,462,499
The Procter & Gamble Company	199,181	15,791,070
The Southern Company	363,350	16,227,211
United Parcel Service, Inc., Class B	178,053	18,635,027
Verizon Communications, Inc.	843,005	40,312,499
WEC Energy Group, Inc.	261,636	16,404,577
Wells Fargo & Company	224,907	11,787,376
Welltower, Inc.	522,651	28,447,894

	Yield (%)	Shares	Value
Securities lending collateral 0.8%			$17,294,075
(Cost $17,300,537)
John Hancock Collateral Trust (B)	1.8276(C)	1,729,540	17,294,075
Total investments (Cost $2,017,129,081) 98.6%			$2,298,417,841
Other assets and liabilities, net 1.4%			33,241,203
Total net assets 100.0%			$2,331,659,044

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 3-31-18.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	19

(C)	The rate shown is the annualized seven-day yield as of 3-31-18.
At 3-31-18, the aggregate cost of investments for federal income tax purposes was $2,023,615,104. Net unrealized appreciation aggregated to $274,802,737, of which $364,271,698 related to gross unrealized appreciation and $89,468,961 related to gross unrealized depreciation.
20	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Fund’s investments
AS OF 2-28-18
	Shares	Value
Common stocks 97.9%		$2,313,768,657
(Cost $1,998,138,699)
Australia 2.3%		54,778,312
Commonwealth Bank of Australia (A)	289,354	17,030,607
Sonic Healthcare, Ltd.	797,570	15,046,430
Westpac Banking Corp. (A)	957,928	22,701,275
Canada 5.7%		134,883,364
BCE, Inc.	959,601	41,877,849
Nutrien, Ltd. (B)	309,744	15,254,892
Pembina Pipeline Corp.	530,820	17,067,981
Rogers Communications, Inc., Class B	520,697	23,462,204
Royal Bank of Canada	226,170	17,817,585
TELUS Corp.	537,516	19,402,853
France 8.5%		200,388,320
AXA SA	1,375,703	43,085,843
Cie Generale des Etablissements Michelin SCA	156,138	23,999,205
Sanofi	216,061	17,058,035
SCOR SE	447,820	18,986,072
TOTAL SA (A)	779,846	44,356,797
Unibail-Rodamco SE	139,258	32,401,767
Vinci SA	207,621	20,500,601
Germany 8.6%		203,179,861
Allianz SE	142,067	33,001,015
BASF SE	259,104	27,068,552
Daimler AG	359,539	30,699,907
Deutsche Post AG	602,608	27,491,804
Deutsche Telekom AG	1,710,768	27,486,448
Muenchener Rueckversicherungs-Gesellschaft AG	183,145	40,953,181
Siemens AG	125,754	16,478,954
Italy 3.2%		75,070,053
Assicurazioni Generali SpA	742,711	13,894,174
Snam SpA	5,488,468	24,569,527
Terna Rete Elettrica Nazionale SpA	6,604,223	36,606,352
Netherlands 1.8%		42,330,857
Royal Dutch Shell PLC, ADR, Class A	669,051	42,330,857
Norway 2.1%		49,066,168
Orkla ASA	2,092,251	22,939,905
Statoil ASA	1,147,826	26,126,263
Singapore 1.2%		26,873,689
Singapore Exchange, Ltd.	2,352,151	13,328,192
Singapore Telecommunications, Ltd.	5,336,483	13,545,497
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	21

	Shares	Value
Spain 1.6%		$38,264,037
Gas Natural SDG SA	744,399	17,031,163
Red Electrica Corp. SA	1,091,279	21,232,874
Sweden 0.8%		18,741,407
Svenska Handelsbanken AB, A Shares	1,369,796	18,741,407
Switzerland 4.3%		102,166,896
Nestle SA	282,736	22,463,676
Novartis AG	299,616	24,994,518
Roche Holding AG	98,746	22,808,351
Swisscom AG	59,079	31,900,351
Taiwan 0.6%		14,561,612
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	335,908	14,561,612
United Kingdom 14.5%		343,100,004
AstraZeneca PLC, ADR (A)	1,128,906	37,468,390
BAE Systems PLC	3,675,577	29,173,089
British American Tobacco PLC	499,642	29,490,310
British American Tobacco PLC, ADR	238,005	14,056,575
Diageo PLC	384,859	13,058,575
GlaxoSmithKline PLC	2,193,530	39,338,448
Imperial Brands PLC	1,071,867	38,483,852
Lloyds Banking Group PLC	14,350,268	13,558,681
Micro Focus International PLC	536,194	15,128,719
National Grid PLC	2,894,886	29,297,664
SSE PLC	1,023,760	17,204,531
Unilever PLC	440,562	22,653,041
Vodafone Group PLC	15,806,247	44,188,129
United States 42.7%		1,010,364,077
AbbVie, Inc.	161,202	18,672,028
Altria Group, Inc.	592,481	37,296,679
Ameren Corp.	284,424	15,444,223
American Electric Power Company, Inc.	255,729	16,770,708
Arthur J. Gallagher & Company	200,025	13,823,728
AT&T, Inc.	1,105,627	40,134,261
BlackRock, Inc.	27,851	15,302,175
CenturyLink, Inc.	590,793	10,439,312
Cisco Systems, Inc.	730,051	32,691,684
CME Group, Inc.	99,590	16,547,874
Dominion Energy, Inc.	396,084	29,337,942
DowDuPont, Inc.	251,509	17,681,083
Duke Energy Corp.	471,790	35,544,659
Eaton Corp. PLC	259,104	20,909,693
Emerson Electric Company	285,268	20,271,144
Entergy Corp.	345,191	26,172,382
Enterprise Products Partners LP	1,073,633	27,291,751
22	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Exxon Mobil Corp.	314,808	$23,843,558
FirstEnergy Corp.	510,765	16,513,032
Intel Corp.	383,171	18,886,499
Iron Mountain, Inc.	679,412	21,374,302
Johnson & Johnson	124,910	16,223,311
Kimberly-Clark Corp.	176,393	19,565,512
Las Vegas Sands Corp.	207,935	15,139,747
Lockheed Martin Corp.	52,327	18,442,128
Magellan Midstream Partners LP (A)	250,324	15,635,237
McDonald's Corp.	113,938	17,972,580
Merck & Company, Inc.	284,424	15,421,469
MetLife, Inc.	300,460	13,878,247
Microsoft Corp.	178,925	16,777,797
Occidental Petroleum Corp.	407,305	26,719,208
People's United Financial, Inc.	830,486	15,895,502
PepsiCo, Inc.	129,130	14,169,435
Pfizer, Inc.	890,409	32,330,751
Philip Morris International, Inc.	356,163	36,880,679
PPL Corp.	1,229,693	35,230,704
Public Storage	68,840	13,385,250
QUALCOMM, Inc.	294,552	19,145,880
Texas Instruments, Inc.	227,877	24,690,473
The Coca-Cola Company	286,956	12,402,238
The Procter & Gamble Company	199,181	15,639,692
The Southern Company	363,350	15,645,851
United Parcel Service, Inc., Class B	202,557	21,148,976
Verizon Communications, Inc.	843,005	40,245,059
WEC Energy Group, Inc.	261,636	15,677,229
Wells Fargo & Company	286,112	16,711,802
Welltower, Inc.	579,821	30,440,603

	Yield (%)	Shares	Value
Securities lending collateral 1.4%			$34,478,946
(Cost $34,478,697)
John Hancock Collateral Trust (C)	1.5822(D)	3,446,663	34,478,946
Total investments (Cost $2,032,617,396) 99.3%			$2,348,247,603
Other assets and liabilities, net 0.7%			16,126,627
Total net assets 100.0%			$2,364,374,230

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 2-28-18.
(B)	Non-income producing security.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	23

(D)	The rate shown is the annualized seven-day yield as of 2-28-18.
At 2-28-18, the aggregate cost of investments for federal income tax purposes was $2,039,123,103. Net unrealized appreciation aggregated to $309,124,500, of which $387,773,386 related to gross unrealized appreciation and $78,648,886 related to gross unrealized depreciation.
24	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES

	3-31-18[1]	2-28-18
Assets
Unaffiliated investments, at value	$2,281,123,766	$2,313,768,657
Affiliated investments, at value	17,294,075	34,478,946
Total investments, at value	2,298,417,841	2,348,247,603
Cash	41,547,767	39,413,411
Foreign currency, at value	814,280	104,449
Receivable for fund shares sold	3,008,572	3,747,125
Dividends and interest receivable	7,909,483	10,834,889
Receivable for securities lending income	190,767	56,806
Receivable due from advisor	73,738	—
Other receivables and prepaid expenses	201,686	171,082
Total assets	2,352,164,134	2,402,575,365
Liabilities
Payable for fund shares repurchased	2,501,758	3,165,724
Payable upon return of securities loaned	17,349,785	34,521,947
Payable to affiliates
Accounting and legal services fees	123,000	79,383
Transfer agent fees	131,857	122,295
Distribution and service fees	207	252
Trustees' fees	1,715	3,311
Investment management fees	—	9,863
Other liabilities and accrued expenses	396,768	298,360
Total liabilities	20,505,090	38,201,135
Net assets	$2,331,659,044	$2,364,374,230
Net assets consist of
Paid-in capital	$2,018,509,912	$2,016,204,066
Undistributed net investment income	2,015,467	6,274,718
Accumulated net realized gain (loss) on investments and foreign currency transactions	29,713,302	26,145,970
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	281,420,363	315,749,476
Net assets	$2,331,659,044	$2,364,374,230
Unaffiliated investments, at cost	$1,999,828,544	$1,998,138,699
Affiliated investments, at cost	$17,300,537	$34,478,697
Foreign currency, at cost	$814,310	$104,936
Securities loaned, unaffiliated investments, at value	$16,767,009	$33,541,828

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       25

STATEMENTS OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset value and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A2
Net assets	$347,834,155	$355,009,122
Shares outstanding	31,221,667	31,401,414
Net asset value and redemption price per share	$11.14	$11.31
Class B2
Net assets	$6,722,832	$7,039,466
Shares outstanding	602,774	622,793
Net asset value, offering price and redemption price per share	$11.15	$11.30
Class C2
Net assets	$106,671,073	$110,217,943
Shares outstanding	9,559,699	9,746,544
Net asset value, offering price and redemption price per share	$11.16	$11.31
Class I
Net assets	$881,307,599	$894,385,084
Shares outstanding	78,829,220	78,800,231
Net asset value, offering price and redemption price per share	$11.18	$11.35
Class R2
Net assets	$1,153,899	$1,138,649
Shares outstanding	103,142	100,326
Net asset value, offering price and redemption price per share	$11.19	$11.35
Class R6
Net assets	$477,011,022	$482,877,199
Shares outstanding	42,724,036	42,593,522
Net asset value, offering price and redemption price per share	$11.16	$11.34
Class NAV
Net assets	$510,958,464	$513,706,767
Shares outstanding	45,736,662	45,285,506
Net asset value, offering price and redemption price per share	$11.17	$11.34
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[3]	$11.73	$11.91

[1]	The fund changed its fiscal year end from February 28 to March 31.
[2]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[3]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       26

STATEMENTS OF OPERATIONS

	Period ended 3-31-18[1]	Year ended 2-28-18
Investment income
Dividends	$10,255,383	$97,733,621
Securities lending	212,382	1,180,571
Interest	32,304	540,784
Less foreign taxes withheld	(787,609)	(5,029,781)
Total investment income	9,712,460	94,425,195
Expenses
Investment management fees	1,595,991	19,314,935
Distribution and service fees	188,078	2,452,232
Accounting and legal services fees	44,004	366,406
Transfer agent fees	143,295	1,876,153
Trustees' fees	2,622	40,198
State registration fees	8,798	212,564
Printing and postage	24,287	215,593
Professional fees	12,022	73,777
Custodian fees	64,601	538,889
Other	1,926	58,657
Total expenses	2,085,624	25,149,404
Less expense reductions	(321,025)	(3,294,333)
Net expenses	1,764,599	21,855,071
Net investment income	7,947,861	72,570,124
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	3,584,051	127,584,453
Affiliated investments	(5,998)	(36,580)
	3,578,053	127,547,873
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(34,322,402)	(15,036,985)
Affiliated investments	(6,711)	(5,852)
	(34,329,113)	(15,042,837)
Net realized and unrealized gain (loss)	(30,751,060)	112,505,036
Increase (decrease) in net assets from operations	($22,803,199)	$185,075,160

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       27

STATEMENTS OF CHANGES IN NET ASSETS

	Period ended 3-31-18[1]	Year ended 2-28-18	Year ended 2-28-17
Increase (decrease) in net assets
From operations
Net investment income	$7,947,861	$72,570,124	$61,460,505
Net realized gain	3,578,053	127,547,873	11,490,466
Change in net unrealized appreciation (depreciation)	(34,329,113)	(15,042,837)	186,838,768
Increase (decrease) in net assets resulting from operations	(22,803,199)	185,075,160	259,789,739
Distributions to shareholders
From net investment income
Class A	(1,642,129)	(10,646,620)	(14,191,542)
Class B	(18,828)	(193,095)	(261,696)
Class C	(298,338)	(2,491,298)	(2,974,793)
Class I	(4,719,273)	(37,696,763)	(29,470,689)
Class R2	(4,972)	(31,069)	(27,249)
Class R6	(2,671,430)	(3,176,809)	(34,696)
Class NAV	(2,862,863)	(16,626,561)	(18,198,344)
Total distributions	(12,217,833)	(70,862,215)	(65,159,009)
From fund share transactions	2,305,846	(49,203,839)	(22,649,680)
Total increase (decrease)	(32,715,186)	65,009,106	171,981,050
Net assets
Beginning of period	2,364,374,230	2,299,365,124	2,127,384,074
End of period	$2,331,659,044	$2,364,374,230	$2,299,365,124
Undistributed net investment income	$2,015,467	$6,274,718	$5,749,239

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       28

Financial highlights

Class A Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.31		$10.78	$9.89	$11.78	$11.74	$10.46
Net investment income[2]	0.04		0.32	0.27	0.33	0.36	0.45 [3]
Net realized and unrealized gain (loss) on investments	(0.16)		0.53	0.92	(1.42)	0.55	1.57
Total from investment operations	(0.12)		0.85	1.19	(1.09)	0.91	2.02
Less distributions
From net investment income	(0.05)		(0.32)	(0.30)	(0.32)	(0.44)	(0.31)
From net realized gain	—		—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.05)		(0.32)	(0.30)	(0.80)	(0.87)	(0.74)
Net asset value, end of period	$11.14		$11.31	$10.78	$9.89	$11.78	$11.74
Total return (%)[4,5]	(1.03	) [6]	7.87	12.21	(9.38)	8.10	19.85
Ratios and supplemental data
Net assets, end of period (in millions)	$348		$355	$381	$470	$580	$553
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	[7]	1.27	1.29	1.29	1.33	1.34
Expenses including reductions	1.09	[7]	1.09	1.26	1.28	1.32	1.34
Net investment income	3.78	[7]	2.85	2.62	3.03	2.99	4.01 [3]
Portfolio turnover (%)	2		19	25	33	23	40

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       29

Class B Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.30		$10.78	$9.89	$11.78	$11.74	$10.46
Net investment income[2]	0.03		0.25	0.20	0.25	0.27	0.35 [3]
Net realized and unrealized gain (loss) on investments	(0.15)		0.50	0.92	(1.42)	0.55	1.58
Total from investment operations	(0.12)		0.75	1.12	(1.17)	0.82	1.93
Less distributions
From net investment income	(0.03)		(0.23)	(0.23)	(0.24)	(0.35)	(0.22)
From net realized gain	—		—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.03)		(0.23)	(0.23)	(0.72)	(0.78)	(0.65)
Net asset value, end of period	$11.15		$11.30	$10.78	$9.89	$11.78	$11.74
Total return (%)[4,5]	(1.05	) [6]	6.98	11.42	(10.10)	7.26	18.95
Ratios and supplemental data
Net assets, end of period (in millions)	$7		$7	$11	$12	$17	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	[7]	1.97	1.99	2.02	2.10	2.15
Expenses including reductions	1.84	[7]	1.84	1.97	2.02	2.10	2.12
Net investment income	3.03	[7]	2.19	1.94	2.31	2.24	3.11 [3]
Portfolio turnover (%)	2		19	25	33	23	40

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       30

Class C Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.31		$10.78	$9.90	$11.79	$11.74	$10.46
Net investment income[2]	0.03		0.24	0.20	0.25	0.27	0.36 [3]
Net realized and unrealized gain (loss) on investments	(0.15)		0.52	0.91	(1.41)	0.56	1.58
Total from investment operations	(0.12)		0.76	1.11	(1.16)	0.83	1.94
Less distributions
From net investment income	(0.03)		(0.23)	(0.23)	(0.25)	(0.35)	(0.23)
From net realized gain	—		—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.03)		(0.23)	(0.23)	(0.73)	(0.78)	(0.66)
Net asset value, end of period	$11.16		$11.31	$10.78	$9.90	$11.79	$11.74
Total return (%)[4,5]	(1.05	) [6]	6.98	11.41	(10.02)	7.42	18.97
Ratios and supplemental data
Net assets, end of period (in millions)	$107		$110	$126	$133	$168	$127
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	[7]	1.97	1.99	1.99	2.03	2.05
Expenses including reductions	1.84	[7]	1.84	1.97	1.98	2.02	2.05
Net investment income	3.03	[7]	2.11	1.92	2.33	2.24	3.22 [3]
Portfolio turnover (%)	2		19	25	33	23	40

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       31

Class I Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.35		$10.82	$9.93	$11.83	$11.78	$10.49
Net investment income[2]	0.04		0.36	0.31	0.37	0.39	0.47 [3]
Net realized and unrealized gain (loss) on investments	(0.15)		0.51	0.91	(1.43)	0.56	1.59
Total from investment operations	(0.11)		0.87	1.22	(1.06)	0.95	2.06
Less distributions
From net investment income	(0.06)		(0.34)	(0.33)	(0.36)	(0.47)	(0.34)
From net realized gain	—		—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.06)		(0.34)	(0.33)	(0.84)	(0.90)	(0.77)
Net asset value, end of period	$11.18		$11.35	$10.82	$9.93	$11.83	$11.78
Total return (%)[4]	(0.96	) [5]	8.10	12.51	(9.13)	8.50	20.28
Ratios and supplemental data
Net assets, end of period (in millions)	$881		$894	$1,245	$957	$1,242	$893
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	[6]	0.97	0.97	0.97	1.01	1.01
Expenses including reductions	0.84	[6]	0.84	0.95	0.97	1.00	1.01
Net investment income	4.03	[6]	3.12	2.91	3.37	3.24	4.19 [3]
Portfolio turnover (%)	2		19	25	33	23	40

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       32

Class R2 Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.35		$10.82	$9.93	$11.82	$11.78	$10.49
Net investment income[2]	0.03		0.30	0.26	0.32	0.31	0.50 [3]
Net realized and unrealized gain (loss) on investments	(0.14)		0.53	0.92	(1.43)	0.58	1.52
Total from investment operations	(0.11)		0.83	1.18	(1.11)	0.89	2.02
Less distributions
From net investment income	(0.05)		(0.30)	(0.29)	(0.30)	(0.42)	(0.30)
From net realized gain	—		—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.05)		(0.30)	(0.29)	(0.78)	(0.85)	(0.73)
Net asset value, end of period	$11.19		$11.35	$10.82	$9.93	$11.82	$11.78
Total return (%)[4]	(0.98	) [5]	7.68	12.04	(9.51)	7.93	19.78
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	[6]	1.37	1.36	1.86	3.22	8.52
Expenses including reductions	1.24	[6]	1.24	1.34	1.43	1.47	1.47
Net investment income	3.62	[6]	2.62	2.50	2.92	2.66	4.38 [3]
Portfolio turnover (%)	2		19	25	33	23	40

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       33

Class R6 Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.34		$10.81	$9.92	$11.81	$11.77	$10.49
Net investment income[2]	0.04		0.31	0.30	0.38	0.39	0.48	[3]
Net realized and unrealized gain (loss) on investments	(0.16)		0.57	0.93	(1.42)	0.57	1.58
Total from investment operations	(0.12)		0.88	1.23	(1.04)	0.96	2.06
Less distributions
From net investment income	(0.06)		(0.35)	(0.34)	(0.37)	(0.49)	(0.35)
From net realized gain	—		—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.06)		(0.35)	(0.34)	(0.85)	(0.92)	(0.78)
Net asset value, end of period	$11.16		$11.34	$10.81	$9.92	$11.81	$11.77
Total return (%)[4]	(1.03	) [5]	8.22	12.66	(8.94)	8.56	20.29
Ratios and supplemental data
Net assets, end of period (in millions)	$477		$483	$2	$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	[7]	0.87	0.87	1.45	6.51	10.30
Expenses including reductions	0.74	[7]	0.74	0.85	0.85	0.87	0.97
Net investment income	4.13	[7]	2.61	2.85	3.48	3.32	4.26	[3]
Portfolio turnover (%)	2		19	25	33	23	40

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       34

Class NAV Shares Period ended	3-31-18	[1]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.34		$10.81	$9.92	$11.82	$11.78	$10.49
Net investment income[2]	0.04		0.36	0.32	0.37	0.41	0.49 [3]
Net realized and unrealized gain (loss) on investments	(0.15)		0.52	0.91	(1.42)	0.55	1.59
Total from investment operations	(0.11)		0.88	1.23	(1.05)	0.96	2.08
Less distributions
From net investment income	(0.06)		(0.35)	(0.34)	(0.37)	(0.49)	(0.36)
From net realized gain	—		—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.06)		(0.35)	(0.34)	(0.85)	(0.92)	(0.79)
Net asset value, end of period	$11.17		$11.34	$10.81	$9.92	$11.82	$11.78
Total return (%)[4]	(0.94	) [5]	8.11	12.76	(9.03)	8.57	20.47
Ratios and supplemental data
Net assets, end of period (in millions)	$511		$514	$535	$554	$696	$653
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	[6]	0.86	0.86	0.86	0.88	0.88
Expenses including reductions	0.74	[6]	0.74	0.85	0.85	0.87	0.87
Net investment income	4.13	[6]	3.19	3.03	3.45	3.42	4.35 [3]
Portfolio turnover (%)	2		19	25	33	23	40

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.08 and 0.72%.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       35

Notes to financial statements

Note 1 — Organization

John Hancock Global Shareholder Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The primary investment objective of the fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statements of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

On December 14, 2017, the Board of Trustees voted to change the fund's fiscal year end from February 28 to March 31.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       36

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2018 and February 28, 2018, by major security category or type:

	Total value at 3-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$51,511,088	—	$51,511,088	—
Canada	132,095,567	$132,095,567	—	—
France	188,379,633	—	188,379,633	—
Germany	200,678,052	—	200,678,052	—
Italy	78,100,439	—	78,100,439	—
Netherlands	42,692,144	42,692,144	—	—
Norway	49,714,888	—	49,714,888	—
Singapore	27,061,436	—	27,061,436	—
Spain	40,294,053	—	40,294,053	—
Sweden	17,145,517	—	17,145,517	—
Switzerland	90,630,608	—	90,630,608	—
Taiwan	14,699,334	14,699,334	—	—
United Kingdom	349,719,990	53,208,351	296,511,639	—
United States	998,401,017	998,401,017	—	—
Securities lending collateral	17,294,075	17,294,075	—	—
Total investments in securities	$2,298,417,841	$1,258,390,488	$1,040,027,353	—

	Total value at 2-28-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$54,778,312	—	$54,778,312	—
Canada	134,883,364	$134,883,364	—	—
France	200,388,320	—	200,388,320	—

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       37

	Total value at 2-28-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Germany	203,179,861	—	$203,179,861	—
Italy	75,070,053	—	75,070,053	—
Netherlands	42,330,857	$42,330,857	—	—
Norway	49,066,168	—	49,066,168	—
Singapore	26,873,689	—	26,873,689	—
Spain	38,264,037	—	38,264,037	—
Sweden	18,741,407	—	18,741,407	—
Switzerland	102,166,896	—	102,166,896	—
Taiwan	14,561,612	14,561,612	—	—
United Kingdom	343,100,004	51,524,965	291,575,039	—
United States	1,010,364,077	1,010,364,077	—	—
Securities lending collateral	34,478,946	34,478,946	—	—
Total investments in securities	$2,348,247,603	$1,288,143,821	$1,060,103,782	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2018 and February 28, 2018, the fund loaned common stocks valued at $16,767,009 and $33,541,828 and received $17,349,785 and $34,521,947 of cash collateral, respectively.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       38

into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the period ended March 31, 2018 and the year ended February 28, 2018, the fund had no borrowings under either line of credit. Commitment fees for the period ended March 31, 2018 and for the year ended February 28, 2018 were $434 and $7,611 respectively.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2018 and February 28, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends quarterly. Capital gain distributions, if any, at least annually.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       39

The tax character of distributions for the period ended March 31, 2018 and for the years ended February 28, 2018 and 2017 was as follows:

	March 31, 2018	February 28, 2018	February 28, 2017
Ordinary Income	$12,217,833	$70,862,215	$65,159,009

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2018 and February 28, 2018, the components of distributable earnings on a tax basis consisted of $2,014,885 and $6,274,718 of undistributed ordinary income and $36,199,907 and $32,651,677 of undistributed long term capital gains, respectively.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and partnerships.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of 0.800% of average daily net assets. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc.. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended March 31, 2018 and the year ended February 28, 2018 this waiver amounted to 0.01% (on an annualized basis) and 0.01% of the fund's average net assets, respectively. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares, as applicable, exceed 1.09%, 1.84%, 1.84%, 0.84%, 1.24%, and 0.74%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, "expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares" means all class expenses (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. This

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       40

agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based on upon a determination that this is appropriate under the circumstances at that time.

Prior to July 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets.

The Advisor has voluntarily agreed to reduce its management fee, or if necessary make payment to the applicable class in an amount equal to the amount by which the expenses of Class NAV shares exceed 0.74% of average net assets attributable to the class. "Expenses" means all the expenses of Class NAV shares, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. This voluntary expense reduction will continue in effect until terminated at any time by the Advisor on notice to the fund.

For the period ended March 31, 2018 and for the year ended February 28, 2018, the expense reductions described above amounted to the following:

Class	Expense reductions as of March 31, 2018	Expense reductions as of February 28, 2018
Class A	$61,268	$700,762
Class B	906	12,289
Class C	14,272	161,270
Class I	121,059	1,551,162
Class R2	139	1,573
Class R6	62,500	213,927
Class NAV	60,881	653,350
Total	$321,025	$3,294,333

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended March 31, 2018 and for the year ended February 28, 2018 were in each case equivalent to a net annual effective rate of 0.64% and 0.66% of the fund's average daily net assets, respectively.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended March 31, 2018 and for the year ended February 28, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class C	1.00%	—
Class B	1.00%	—	Class R2	0.25%	0.25%

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       41

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the period ended March 31, 2018 and the year ended February 28, 2018:

	March 31, 2018	February 28, 2018
Net sales charges	$41,669	$762,553
Retained for printing prospectus, advertising and sales literature	7,037	132,199
Sales commission to unrelated broker-dealers	34,356	626,542
Sales commission to affiliated sales personnel	276	3,812

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended March 31, 2018 and the year ended February 28, 2018, CDSCs received by the Distributor were as follows:

Class	March 31, 2018	February 28, 2018
Class A	$370	$1,486
Class B	388	7,836
Class C	482	10,467

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for period ended March 31, 2018 and year ended February 28, 2018 were:

Class	Distribution and service fees as of March 31, 2018	Transfer agent fees as of March 31, 2018	Distribution and service fees as of February 28, 2018	Transfer agent fees as of February 28, 2018
Class A	$89,520	$34,744	$1,145,156	$425,569
Class B	5,857	683	92,330	10,329
Class C	92,228	10,739	1,208,805	134,838
Class I	—	91,435	—	1,287,470
Class R2	473	14	5,941	157
Class R6	—	5,680	—	17,790
Total	$188,078	$143,295	$2,452,232	$1,876,153

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       42

Note 5 — Fund share transactions

Transactions in fund shares for the period ended March 31, 2018 and for the years ended February 28, 2018 and 2017 were as follows:

		Period ended 3-31-18[1]		Year ended 2-28-18		Year ended 2-28-17
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares
Sold	328,635	$3,690,424	4,887,570	$55,317,402	10,495,512	$110,012,405
Distributions reinvested	146,351	1,612,789	924,739	10,462,524	1,364,405	13,995,516
Repurchased	(654,733)	(7,383,805)	(9,765,823)	(110,840,941)	(23,980,304)	(251,777,384)
Net decrease	(179,747)	($2,080,592)	(3,953,514)	($45,061,015)	(12,120,387)	($127,769,463)
Class B shares
Sold	234	$2,590	8,773	$100,317	46,334	$483,148
Distributions reinvested	1,379	15,210	13,227	149,606	18,961	194,376
Repurchased	(21,632)	(244,352)	(378,607)	(4,328,572)	(296,555)	(3,105,472)
Net decrease	(20,019)	($226,552)	(356,607)	($4,078,649)	(231,260)	($2,427,948)
Class C shares
Sold	48,700	$550,543	766,239	$8,681,591	2,017,179	$21,196,030
Distributions reinvested	26,090	288,029	211,666	2,396,367	274,676	2,817,422
Repurchased	(261,635)	(2,942,356)	(2,888,788)	(32,746,743)	(4,093,360)	(42,785,906)
Net decrease	(186,845)	($2,103,784)	(1,910,883)	($21,668,785)	(1,801,505)	($18,772,454)
Class I shares
Sold	1,293,551	$14,608,777	29,000,429	$328,965,528	71,471,059	$752,004,989
Distributions reinvested	421,098	4,657,346	3,290,903	37,305,368	2,811,312	29,001,772
Repurchased	(1,685,660)	(19,015,316)	(68,523,697)	(789,962,651)	(55,588,014)	(587,635,516)
Net increase (decrease)	28,989	$250,807	(36,232,365)	($423,691,755)	18,694,357	$193,371,245
Class R2 shares
Sold	3,814	$42,501	19,164	$218,403	36,435	$380,649
Distributions reinvested	443	4,906	2,709	30,823	2,631	27,105
Repurchased	(1,441)	(16,412)	(21,441)	(250,223)	(29,789)	(312,790)
Net increase (decrease)	2,816	$30,995	432	($997)	9,277	$94,964
Class R6 shares
Sold	853,833	$9,621,634	45,525,783	$528,602,558	67,568	$711,304
Distributions reinvested	241,967	2,671,316	270,948	3,176,809	3,370	34,696
Repurchased	(965,286)	(10,893,128)	(3,342,342)	(39,222,455)	(21,368)	(223,952)
Net increase	130,514	$1,399,822	42,454,389	$492,556,912	49,570	$522,048

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       43

		Period ended 3-31-18[1]		Year ended 2-28-18		Year ended 2-28-17
	Shares	Amount	Shares	Amount	Shares	Amount
Class NAV shares
Sold	241,335	$2,725,544	883,085	$10,113,962	2,603,181	$27,412,499
Distributions reinvested	259,083	2,862,863	1,465,285	16,626,561	1,767,262	18,198,344
Repurchased	(49,262)	(553,257)	(6,494,055)	(74,000,073)	(10,780,446)	(113,278,915)
Net increase (decrease)	451,156	$5,035,150	(4,145,685)	($47,259,550)	(6,410,003)	($67,668,072)
Total net increase (decrease)	226,864	$2,305,846	(4,144,233)	($49,203,839)	(1,809,951)	($22,649,680)

1For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

Affiliates of the fund owned 100% of shares of Class NAV, on March 31, 2018 and February 28, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $39,966,551 and $41,849,935 for the period ended March 31, 2018 and amounted to $445,437,347 and $484,299,040 for the year ended February 28, 2018, respectively.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2018 and February 28, 2018, funds within the John Hancock group of funds complex held 21.7% and 21.5% of the fund's net assets, respectively. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

	Affiliated concentration
Fund	March 31, 2018	February 28, 2018
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	6.9%	6.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	6.7%	6.6%

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Global Shareholder Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the fund's investments, of John Hancock Global Shareholder Yield Fund (the "Fund") as of March 31, 2018 and February 28, 2018, the related statements of operations for the period from March 1, 2018 to March 31, 2018 and for the year ended February 28, 2018, the statements of changes in net assets for the period from March 1, 2018 to March 31, 2018 and for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018 and February 28, 2018, the results of its operations for the period from March 1, 2018 to March 31, 2018 and the year ended February 28, 2018, the changes in its net assets for the period from March 1, 2018 to March 31, 2018 and for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 and February 28, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 30, 2018

We have served as the auditor of one or more investment companies in the John Hancock family of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       45

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2018 and February 28, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund has the following amounts as foreign tax credits, which represent taxes paid on income derived from foreign sources.

	March 31, 2018	February 28, 2018
Foreign sourced income	$4,430,014	$41,253,948
Foreign tax credit	$493,633	$2,501,021

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       46

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	221
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	221
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       47

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	221

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       48

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	221

President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       49

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       50

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Epoch Investment Partners, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       51

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Shareholder Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF444963	320A 3/18 5/18

ITEM 2. CODE OF ETHICS.

As of the end of the year, March 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant, for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal period ended March 31, 2018 (the fiscal year end for John Hancock Global Shareholder Yield Fund and John Hancock International Growth Fund changed from February 28 to March 31) and the fiscal years ended February 28, 2018 and February 28, 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2018	February 28, 2018	February 28, 2017
John Hancock Global Shareholder Yield Fund	$9,386	$39,144	$39,717
John Hancock International Growth Fund	12,407	50,277	49,066
Total	$21,793	$89,421	$88,783

(b) Audit-Related Services
Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates for service provider internal controls reviews were $110,200, $110,200 and $106,517 for the fiscal period ended March 31, 2018 and the fiscal years ended February 28, 2018 and February 29, 2017, respectively.

Fund	March 31, 2018	February 28, 2018	February 28, 2017
John Hancock Global Shareholder Yield Fund	$0	$540	$510
John Hancock International Growth Fund	0	540	510
Total	$0	$1,080	$1,020

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal period ended March 31, 2018 and the fiscal years ended February 28, 2018 and February 28, 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2018	February 28, 2018	February 28, 2017
John Hancock Global Shareholder Yield Fund	$0	$3,725	$3,647
John Hancock International Growth Fund	0	4,275	4,197
Total	$0	$8,000	$7,844

(d) All Other Fees

The nature of the services comprising all other fees is attestation services surrounding advisory projects. Other fees amounted to the following for the fiscal period ended March 31, 2018 and the fiscal years ended February 28, 2018 and February 28, 2017 billed to the registrant or to the control affiliates.

Fund	March 31, 2018	February 28, 2018	February 28, 2017
John Hancock Global Shareholder Yield Fund	$176	$860	$24
John Hancock International Growth Fund	176	860	24
Total	$352	$1,720	$48

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal period ended March 31, 2018 and the fiscal year ended February 28, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $7,692,718 for the fiscal period ended March 31, 2018, $8,088,435 for the fiscal year ended February 28, 2018 and $5,409,579 for the fiscal year ended February 28, 2017.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	May 4, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	May 4, 2018